UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5930
                                                     ---------------------

             Nuveen California Performance Plus Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT August 31, 2005

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                    NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
                                                                             NCA

                         NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
                                                                             NCP

                       NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
                                                                             NCO

                       NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQC

                           NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NVC

                           NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NUC

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Photo of: A child.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with monthly income free from federal and state income taxes, as well as with an attractive total return. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

Given the continued strength of the California economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin adjusting your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2005

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Manager's
        COMMENTS


Portfolio manager Scott Romans discusses the economic and municipal market environments, key investment strategies and the Funds' annual performance. Scott, who joined Nuveen in 2000, has managed these six Funds since 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2005?

Between September 1, 2004 and August 31, 2005, the Federal Reserve implemented eight separate one-quarter-point increases in the closely-watched fed funds rate. These increases, which were aimed at controlling economic growth as well as the pace of inflation, raised this short-term target rate to 3.50% from 1.50%. (On September 20, 2005, following the close of this reporting period, the fed funds rate was increased by another 0.25% to 3.75%.) As the fed funds rate rose during this reporting period, shorter-term municipal market interest rates showed a corresponding increase.

At the same time, longer-term interest rates remained steady or slightly declined over this 12-month period. The yield on the benchmark 10-year U.S. Treasury note ended August 2005 at 4.02%, compared with 4.12% one year earlier. In the municipal market, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, declining by approximately 25 basis points to 4.83% during this period. Together, the rise in shorter-term rates and decline in longer rates produced an overall flattening of the yield curve, which generally helped the performance of bonds with longer effective maturities while hindering the total return of bonds with shorter maturities or short call dates.

Despite a surge in energy prices over this reporting period, the ongoing national economic expansion managed to maintain fairly solid footing. After expanding at an annualized rate of 4.0% in the third quarter of 2004, the U.S. gross domestic product (GDP) grew by 3.3% (annualized) in the fourth quarter of 2004, 3.8% (annualized) in the first quarter of 2005 and 3.3% (annualized) in the second quarter of 2005.

Over the 12 months ended August 31, 2005, municipal bond supply nationwide remained strong, with $392.8 billion in new securities coming to market. A major factor behind the increase in supply was the flatter yield curve, which made advance refundings economically attractive for many issuers. During January-August 2005, advance refundings were 62% higher than during the same period in 2004, as issuers sought to take advantage of the relatively low rates prevalent at the longer-end of the yield curve. (Advance refundings, also called pre-refundings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.)


HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

During this reporting period, California's economy experienced continued job growth that outpaced the national rate. Gains in professional and business services, construction, leisure and hospitality, education and health services led the way, overshadowing small losses in the government sector and in natural resources and mining. As of August 2005, California's unemployment rate was 5.2%, down from 6.1% in August 2004. The state's recent economic expansion has led to strong growth in both personal and corporate income, which in turn generated higher tax revenues. While this revenue increase helped California reduce its budget deficit, the state continued to face a structural budget gap estimated at $5 billion for fiscal 2006.

In July 2005, both Moody's and Fitch upgraded their ratings on California's general obligation debt--to A2 from A3 and to A from A-, respectively. (Standard and Poor's had upgraded its California GO rating to A from BBB in August 2004.) In announcing the upgrades, both Moody's and Fitch cited the improvements in revenue generation and the resolution of the state's liquidity problems following California's issuance of economic recovery bonds in May 2004.

For the 12 months ended August 2005, municipal issuance in California totaled $49.8 billion, a decrease of 15% from the previous 12 months. Despite the decrease, California issuance continued to lead all states over this time period.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE 12 MONTHS ENDED AUGUST 31, 2005?

One of our top priorities during this reporting period was careful duration management. Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds being more sensitive to changes and thereby presenting greater interest rate risk. Duration management became increasingly important during the first half of 2005, as the flattening of the yield curve over this period resulted in a dramatic rise in advance refundings. (The yield curve is said to flatten when shorter-term interest rates more closely approach the levels of longer-term interest rates.)

Advance refunding of bonds held by the Funds generally had an immediate, positive impact on their performances, as well as a shortening effect on the Funds' durations. In order to maintain these durations within our preferred strategic range, we sold some of our holdings with shorter durations, including short-dated pre-refunded bonds, bonds that were currently callable, and bonds priced to short calls, all of which tended to underperform in the interest rate environment of the past 12 months.

The proceeds from the sale of those holdings were reinvested in longer duration bonds, including zero coupon non-callable bonds, fixed-rate non-callable bonds, and 30-year bonds with at least 10 years of call protection. The longer durations of these bonds enabled us to counteract some of the duration shortening caused by the advance refundings and contributed to the positive Fund performance during this period. The purchase of these types of bonds also allowed us to improve the Funds' call protection.

In addition, we tried to maintain the Funds' exposures to lower-rated credits. Lower-rated bonds generally performed very well during this period, and this resulted in considerable demand for the relatively light issuance of lower-rated credits that were available. As a result, we did not find many attractive opportunities to purchase lower-rated bonds that we believed would add value. One example of a lower-rated credit that did meet our purchase criteria during this period was a BBB+ rated issue from the California Statewide Community Development Authority for the Daughters of Charity Health System. These bonds were added to the portfolios of all six of these Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for a comparative index and peer group average, are presented in the accompanying table.


ANNUALIZED TOTAL RETURNS ON NET ASSET VALUE
For periods ended 8/31/05

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NCA1                       6.82%            6.35%             5.87%
--------------------------------------------------------------------------------
NCP                        8.89%            7.78%             6.98%
--------------------------------------------------------------------------------
NCO                        9.19%            8.11%             6.99%
--------------------------------------------------------------------------------
NQC                        8.18%            7.98%             6.88%
--------------------------------------------------------------------------------
NVC                        9.33%            8.26%             7.32%
--------------------------------------------------------------------------------
NUC                       10.57%            7.76%             7.36%
--------------------------------------------------------------------------------
Lehman Brothers CA
Tax-Exempt
Bond Index2                5.67%            6.30%             6.50%
--------------------------------------------------------------------------------
Lipper CA
Municipal Debt
Funds Average3            10.50%            7.80%             7.08%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended August 31, 2005, the total returns on net asset value
(NAV) for all six of the Funds in this report exceeded the return on the Lehman Brothers California Tax-Exempt Bond Index. NUC also outperformed the average return for the Lipper California Fund peer group, while the remaining five Funds trailed this measure.

One of the primary factors benefiting the 12-month performance of NCP, NCO, NQC, NVC and NUC relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share especially during periods when interest rates rise, this strategy can also provide opportunities for additional income and total return for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain constant. NCA does not use financial leverage, and this was the primary reason this Fund's return trailed the others during this reporting period.



1 NCA is an unleveraged Fund; the remaining five Funds in this report are leveraged.

2 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper California Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 27 funds; 5 years, 16 funds; and 10 years, 14 funds. Fund and Lipper returns assume reinvestment of dividends.

All of these Funds benefited from their allocations of lower-quality bonds during this period, as bonds rated BBB or lower and non-rated bonds generally outperformed higher rated issues. Among the lower-rated bonds making significant contributions to the Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement. Some of these California tobacco bonds posted returns of more than 20% over this period. Overall, tobacco bonds were the top-performing sector for the period, as the litigation environment improved and increased demand drove prices higher. The Funds' tobacco holdings, which are rated BBB and Baa3, accounted for 1% of the portfolio of NVC, 2% of NCA, 3% of NCP and NCO, and 5% of NUC as of August 31, 2005. NQC held less than 1% of its portfolio in tobacco bonds, which was a large part of the reason this Fund's return was less than the other Funds over this period.

Another factor affecting the Funds' performances during this period was the amount and timing of advance refundings within their portfolios. Generally, a bond that was advance refunded tended to benefit from an immediate price increase as its credit quality was upgraded. However, that same bond - now priced as a high quality issue to a shorter final maturity - might then have underperformed lower quality issues and issues with longer final maturities over the balance of the reporting period. Therefore, the size of the holding, the credit quality benefit caused by the pre-refunding and the amount of time remaining before the end of the reporting period all had an impact on the overall performance of a pre-refunded bond.

Among the pre-refundings that generally helped performance over this period were bonds issued by California Health Facilities Financing Authority for Cedars-Sinai Medical Center. These bonds were held by all six Funds, and some of the positions were significant.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement. As of August 31, 2005, all of these Funds offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 64% in NCA to 75% in NCP, 76% in NCO and NVC, 77% in NUC, and 78% in NQC.

As of August 31, 2005, potential call exposure for the period from September 2005 through the end of 2006 ranged from 9% in NQC to 10% in NVC, 11% in NCP and NUC, 13% in NCA and 14% in NCO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION



All of the Funds in this report except NCA use leverage to enhance their opportunities to earn additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates these leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders over this period, the extent of these benefits was reduced. This resulted in one monthly dividend reduction in NCO and NVC and two in NCP, NQC and NUC over the 12-month period ended August 31, 2005. The dividend of NCA remained stable throughout this reporting period.

In addition, due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NCA                          $0.0800                            $0.0057
--------------------------------------------------------------------------------
NCP                          $0.1714                            $    --
--------------------------------------------------------------------------------
NQC                          $0.1057                            $    --
--------------------------------------------------------------------------------
NVC                          $0.1003                            $0.0120
--------------------------------------------------------------------------------
NUC                          $0.0793                            $    --
--------------------------------------------------------------------------------

The relatively large distributions from these Funds represented an important part of these Funds' total returns for this period. For the most part, these distributions were generated by bond calls or by sales of appreciated securities. The proceeds of these calls or sales then were reinvested in bonds paying lower, current interest rates. This had a slight negative impact on the Funds' earning power and was a minor factor in the dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2005, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                        8/31/05            12-MONTH AVERAGE
                       DISCOUNT                    DISCOUNT
--------------------------------------------------------------------------------
NCA                       -3.97%                     -6.99%
--------------------------------------------------------------------------------
NCP                       -8.04%                     -7.59%
--------------------------------------------------------------------------------
NCO                       -3.28%                     -6.94%
--------------------------------------------------------------------------------
NQC                       -4.79%                     -5.67%
--------------------------------------------------------------------------------
NVC                       -1.81%                     -5.13%
--------------------------------------------------------------------------------
NUC                       -1.87%                     -3.76%
--------------------------------------------------------------------------------

Nuveen California Municipal Value Fund, Inc.
NCA

Performance
     OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              60%
AA                                4%
A                                 9%
BBB                              18%
BB or Lower                       1%
NR                                8%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0385
Oct                           0.0385
Nov                           0.0385
Dec                           0.0385
Jan                           0.0385
Feb                           0.0385
Mar                           0.0385
Apr                           0.0385
May                           0.0385
Jun                           0.0385
Jul                           0.0385
Aug                           0.0385

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        9.21
                              9.29
                              9.29
                              9.3
                              9.3
                              9.3
                              9.31
                              9.29
                              9.27
                              9.3
                              9.29
                              9.28
                              9.32
                              9.35
                              9.4
                              9.32
                              9.44
                              9.54
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                              9.5
                              9.49
                              9.39
                              9.5
                              9.52
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                              9.44
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                              9.34
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                              9.4
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                              9.53
                              9.62
                              9.49
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                              9.5
                              9.54
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                              9.44
                              9.52
                              9.42
                              9.42
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                              9.62
                              9.7
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                              9.6
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                              9.44
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                              9.46
                              9.35
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                              9.25
                              9.18
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                              9.22
                              9.19
                              9.19
                              9.2
                              9.14
                              9.19
                              9.15
                              9.2
                              9.2
                              9.24
                              9.31
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                              9.31
                              9.33
                              9.23
                              9.29
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                              9.3
                              9.24
                              9.3
                              9.26
                              9.33
                              9.31
                              9.42
                              9.49
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                              9.8
                              9.74
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                              9.63
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                              9.54
                              9.51
                              9.41
                              9.43
                              9.55
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                              9.62
                              9.6
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                              9.62
                              9.6
                              9.7
                              9.6
                              9.6
                              9.58
                              9.57
                              9.56
                              9.47
                              9.5
                              9.6
                              9.45
                              9.45
                              9.32
                              9.41
                              9.34
                              9.28
                              9.13
                              9.21
                              9.33
                              9.31
                              9.36
                              9.36
                              9.39
                              9.34
                              9.31
                              9.29
                              9.33
                              9.34
                              9.34
                              9.47
                              9.46
                              9.4
                              9.37
                              9.35
                              9.37
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                              9.45
                              9.4
                              9.45
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                              9.46
                              9.43
                              9.48
                              9.45
                              9.54
                              9.5
                              9.49
                              9.45
                              9.41
                              9.46
                              9.43
                              9.47
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                              9.52
                              9.53
                              9.56
                              9.6
                              9.56
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                              9.58
                              9.59
                              9.67
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                              9.74
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                              9.7
                              9.83
                              9.83
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                              9.79
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                              9.77
                              9.82
                              9.9
                              9.88
                              9.85
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                              9.89
                              9.93
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                              9.89
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                              9.73
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                              9.88
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                              9.88
                              9.9
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                              9.89
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                              9.85
                              9.812
                              9.73
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                              9.79
                              9.83
                              9.84
                              9.79
                              9.84
                              9.91
                              9.94
                              9.98
8/31/05                       9.92


FUND SNAPSHOT
------------------------------------
Common Share Price             $9.92
------------------------------------
Common Share
Net Asset Value               $10.33
------------------------------------
Premium/(Discount) to NAV     -3.97%
------------------------------------
Market Yield                   4.66%
------------------------------------
Taxable-Equivalent Yield1      7.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $260,782
------------------------------------
Average Effective Maturity
on Securities (Years)          16.46
------------------------------------
Modified Duration               5.11
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         13.33%         6.82%
------------------------------------
5-Year          7.00%         6.35%
------------------------------------
10-Year         6.30%         5.87%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.1%
------------------------------------
U.S. Guaranteed                22.9%
------------------------------------
Tax Obligation/General         11.1%
------------------------------------
Healthcare                      6.0%
------------------------------------
Utilities                       6.0%
------------------------------------
Housing/Multifamily             5.2%
------------------------------------
Long-Term Care                  4.6%
------------------------------------
Other                          12.1%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0857 per share.

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Performance
     OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              63%
AA                               12%
A                                13%
BBB                              10%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0775
Oct                           0.0775
Nov                           0.0775
Dec                           0.0775
Jan                           0.0775
Feb                           0.0775
Mar                           0.0745
Apr                           0.0745
May                           0.0745
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.26
                              14.31
                              14.23
                              14.32
                              14.35
                              14.28
                              14.31
                              14.24
                              14.21
                              14.27
                              14.31
                              14.35
                              14.38
                              14.38
                              14.41
                              14.46
                              14.5
                              14.52
                              14.53
                              14.49
                              14.4
                              14.43
                              14.39
                              14.4
                              14.36
                              14.39
                              14.42
                              14.57
                              14.58
                              14.49
                              14.59
                              14.64
                              14.64
                              14.61
                              14.57
                              14.63
                              14.64
                              14.66
                              14.61
                              14.65
                              14.65
                              14.74
                              14.75
                              14.75
                              14.79
                              14.83
                              14.69
                              14.61
                              14.54
                              14.51
                              14.37
                              14.49
                              14.53
                              14.42
                              14.47
                              14.48
                              14.48
                              14.47
                              14.4
                              14.44
                              14.47
                              14.29
                              14.16
                              14.07
                              13.95
                              14.14
                              14.05
                              14.12
                              14.17
                              14.18
                              14.23
                              14.03
                              13.98
                              13.99
                              13.97
                              13.9
                              13.93
                              14.02
                              13.92
                              13.96
                              13.96
                              13.99
                              13.959
                              13.99
                              13.99
                              14
                              13.97
                              13.97
                              14.09
                              14.14
                              14.14
                              14.2
                              14.09
                              14.15
                              14.21
                              14.16
                              14.24
                              14.48
                              14.45
                              14.35
                              14.28
                              14.38
                              14.42
                              14.43
                              14.45
                              14.55
                              14.59
                              14.63
                              14.59
                              14.65
                              14.7
                              14.68
                              14.73
                              14.7
                              14.8
                              14.86
                              14.8
                              14.61
                              14.55
                              14.55
                              14.62
                              14.78
                              14.83
                              14.85
                              14.88
                              14.86
                              14.84
                              14.9
                              14.89
                              14.82
                              14.62
                              14.55
                              14.6
                              14.54
                              14.42
                              14.38
                              14.34
                              14.25
                              14.3
                              14.2
                              14.2
                              14.01
                              13.84
                              13.9
                              13.69
                              13.79
                              13.65
                              13.66
                              13.72
                              13.78
                              13.85
                              14.04
                              14.07
                              14.27
                              14.02
                              13.94
                              14.02
                              14
                              14.06
                              13.9
                              13.95
                              13.99
                              13.97
                              13.99
                              14.02
                              14.03
                              14.32
                              14.32
                              14.31
                              14.21
                              14.29
                              14.33
                              14.25
                              14.11
                              14.26
                              14.17
                              14.29
                              14.21
                              14.23
                              14.26
                              14.39
                              14.37
                              14.37
                              14.33
                              14.41
                              14.56
                              14.65
                              14.82
                              14.81
                              14.8
                              14.61
                              14.7
                              14.58
                              14.8
                              14.75
                              14.63
                              14.8
                              14.79
                              14.7
                              14.53
                              14.7
                              14.58
                              14.45
                              14.45
                              14.51
                              14.5
                              14.55
                              14.52
                              14.52
                              14.54
                              14.54
                              14.51
                              14.47
                              14.7
                              14.92
                              14.85
                              14.89
                              14.87
                              14.79
                              14.71
                              14.7
                              14.67
                              14.76
                              14.606
                              14.75
                              14.69
                              14.74
                              14.62
                              14.65
                              14.71
                              14.69
                              14.69
                              14.61
                              14.62
                              14.6
                              14.51
                              14.37
                              14.29
                              14.29
                              14.36
                              14.25
                              14.27
                              14.38
                              14.43
                              14.38
                              14.45
                              14.48
                              14.45
                              14.47
                              14.47
                              14.5
                              14.48
                              14.52
                              14.5
8/31/05                       14.52


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.52
------------------------------------
Common Share
Net Asset Value               $15.79
------------------------------------
Premium/(Discount) to NAV     -8.04%
------------------------------------
Market Yield                   5.83%
------------------------------------
Taxable-Equivalent Yield1      8.90%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $204,692
------------------------------------
Average Effective Maturity
on Securities (Years)          15.16
------------------------------------
Leverage-Adjusted Duration      8.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.66%         8.89%
------------------------------------
5-Year          5.30%         7.78%
------------------------------------
10-Year         6.49%         6.98%
------------------------------------


SECTORS
(as a % of total investments)
------------------------------------
Transportation                 18.9%
------------------------------------
Tax Obligation/General         16.9%
------------------------------------
Tax Obligation/Limited         15.9%
------------------------------------
U.S. Guaranteed                11.8%
------------------------------------
Water and Sewer                10.2%
------------------------------------
Utilities                       9.4%
------------------------------------
Healthcare                      6.3%
------------------------------------
Other                          10.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1714 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Performance
      OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              61%
AA                               15%
A                                10%
BBB                              12%
NR                                2%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                            0.079
Oct                            0.079
Nov                            0.079
Dec                            0.079
Jan                            0.079
Feb                            0.079
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.076
Jul                            0.076
Aug                            0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.46
                              14.44
                              14.47
                              14.69
                              14.75
                              14.67
                              14.75
                              14.71
                              14.6
                              14.6
                              14.6
                              14.63
                              14.94
                              14.77
                              14.91
                              14.84
                              14.78
                              14.89
                              14.89
                              14.91
                              14.71
                              14.79
                              14.78
                              14.73
                              14.78
                              14.76
                              14.88
                              14.87
                              14.93
                              14.93
                              15.03
                              15.04
                              15.02
                              15
                              14.95
                              15.03
                              15.04
                              14.94
                              14.98
                              15
                              14.95
                              14.95
                              14.88
                              15.07
                              15.13
                              15.13
                              14.83
                              14.5
                              14.47
                              14.4
                              14.35
                              14.43
                              14.65
                              14.55
                              14.64
                              14.7
                              14.64
                              14.69
                              14.69
                              14.66
                              14.66
                              14.77
                              14.69
                              14.69
                              14.58
                              14.7
                              14.58
                              14.55
                              14.67
                              14.6
                              14.62
                              14.43
                              14.42
                              14.455
                              14.39
                              14.25
                              14.3
                              14.21
                              14.3
                              14.22
                              14.18
                              14.19
                              14.13
                              14.16
                              14.12
                              14.15
                              14.14
                              14.17
                              14.2
                              14.34
                              14.38
                              14.39
                              14.3
                              14.36
                              14.34
                              14.58
                              14.58
                              14.58
                              14.61
                              14.58
                              14.57
                              14.59
                              14.64
                              14.68
                              14.89
                              14.92
                              14.96
                              15.12
                              15.105
                              15.24
                              15.24
                              15.16
                              15.1
                              15.01
                              15
                              14.95
                              15.03
                              14.81
                              14.59
                              14.54
                              14.5
                              14.59
                              14.98
                              14.9
                              14.93
                              14.96
                              14.96
                              14.94
                              14.92
                              14.89
                              14.8
                              14.7
                              14.74
                              14.8
                              14.72
                              14.55
                              14.53
                              14.51
                              14.51
                              14.5
                              14.09
                              14.24
                              14.3
                              14.3
                              14.38
                              14.38
                              14.35
                              14.22
                              14.19
                              14.22
                              14.34
                              14.23
                              14.24
                              14.25
                              14.21
                              14.21
                              14.23
                              14.22
                              14.34
                              14.22
                              14.18
                              14.21
                              14.3
                              14.33
                              14.36
                              14.4
                              14.44
                              14.44
                              14.53
                              14.57
                              14.6
                              14.56
                              14.43
                              14.45
                              14.6
                              14.64
                              14.61
                              14.68
                              14.69
                              14.72
                              14.76
                              14.87
                              14.8
                              14.88
                              14.83
                              14.8
                              14.85
                              14.85
                              14.89
                              14.97
                              14.93
                              14.9
                              14.98
                              14.96
                              14.98
                              14.97
                              14.97
                              14.76
                              14.8
                              14.72
                              14.81
                              14.8
                              14.88
                              14.79
                              14.81
                              14.91
                              14.99
                              15
                              15
                              15
                              15.05
                              15.14
                              15.19
                              15.15
                              15.32
                              15.45
                              15.46
                              15.5
                              15.46
                              15.51
                              15.45
                              15.45
                              15.41
                              15.41
                              15.28
                              15.244
                              15.29
                              15.26
                              15.31
                              15.27
                              15.24
                              15.24
                              15.28
                              15.2
                              15.24
                              15.19
                              15
                              15.1
                              15.19
                              15.2
                              15.1
                              15
                              15.1
                              15.34
                              15.34
                              15.45
                              15.55
                              15.41
                              15.41
                              15.452
                              15.5
                              15.55
                              15.67
                              15.66
8/31/05                       15.61


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.61
------------------------------------
Common Share
Net Asset Value               $16.14
------------------------------------
Premium/(Discount) to NAV     -3.28%
------------------------------------
Market Yield                   5.84%
------------------------------------
Taxable-Equivalent Yield1      8.92%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $131,587
------------------------------------
Average Effective Maturity
on Securities (Years)          16.85
------------------------------------
Leverage-Adjusted Duration      8.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/17/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         15.00%         9.19%
------------------------------------
5-Year          6.11%         8.11%
------------------------------------
10-Year         7.00%         6.99%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.6%
------------------------------------
Transportation                 17.0%
------------------------------------
Tax Obligation/General         16.6%
------------------------------------
Water and Sewer                11.3%
------------------------------------
U.S. Guaranteed                10.6%
------------------------------------
Healthcare                      7.4%
------------------------------------
Utilities                       5.8%
------------------------------------
Other                           8.7%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Performance
      OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              67%
AA                               11%
A                                12%
BBB                               9%
NR                                1%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0795
Oct                           0.0795
Nov                           0.0795
Dec                           0.0795
Jan                           0.0795
Feb                           0.0795
Mar                           0.0765
Apr                           0.0765
May                           0.0765
Jun                           0.0725
Jul                           0.0725
Aug                           0.0725


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.9
                              14.81
                              14.65
                              14.92
                              15
                              14.95
                              14.99
                              14.96
                              14.9
                              14.96
                              15.04
                              14.96
                              15.05
                              14.97
                              14.98
                              14.98
                              15.02
                              15.03
                              15.09
                              15.06
                              15.07
                              14.96
                              15
                              15.04
                              15.1
                              15.1
                              15.14
                              15.26
                              15.26
                              15.22
                              15.18
                              15.03
                              15.02
                              15.08
                              15.04
                              15.05
                              15.12
                              15.11
                              15.11
                              15.1
                              15.17
                              15.21
                              15.14
                              15.16
                              15.15
                              15.17
                              15.06
                              14.95
                              15.21
                              15.25
                              15.19
                              15.2
                              15.2
                              15.12
                              15.12
                              15.05
                              14.98
                              15
                              14.96
                              14.98
                              15.04
                              14.96
                              14.97
                              14.98
                              14.95
                              15.05
                              14.99
                              14.99
                              15.05
                              15.02
                              14.96
                              14.83
                              14.61
                              14.62
                              14.52
                              14.41
                              14.34
                              14.32
                              14.24
                              14.24
                              14.19
                              14.17
                              14.19
                              14.19
                              14.18
                              14.18
                              14.16
                              14.18
                              14.25
                              14.31
                              14.44
                              14.42
                              14.4
                              14.41
                              14.41
                              14.45
                              14.51
                              14.55
                              14.59
                              14.61
                              14.52
                              14.49
                              14.49
                              14.48
                              14.61
                              14.77
                              14.83
                              14.92
                              14.98
                              14.94
                              15
                              15.11
                              15.14
                              15.11
                              15.13
                              15.2
                              15.12
                              15.01
                              14.8
                              14.77
                              14.85
                              15.27
                              15.58
                              15.3
                              15.19
                              15.37
                              15.32
                              15.27
                              15.18
                              15.15
                              14.96
                              14.81
                              14.57
                              14.41
                              14.41
                              14.35
                              14.45
                              14.48
                              14.37
                              14.37
                              14.4
                              14.2
                              14.19
                              14.3
                              14.24
                              14.33
                              14.37
                              14.52
                              14.4
                              14.45
                              14.41
                              14.46
                              14.48
                              14.42
                              14.33
                              14.4
                              14.368
                              14.36
                              14.36
                              14.35
                              14.39
                              14.3
                              14.52
                              14.5
                              14.79
                              14.78
                              14.75
                              14.75
                              14.67
                              14.73
                              14.74
                              14.75
                              14.54
                              14.55
                              14.58
                              14.53
                              14.51
                              14.67
                              14.76
                              14.98
                              14.93
                              14.86
                              14.75
                              14.75
                              14.8
                              14.8005
                              14.85
                              14.8
                              14.75
                              14.8
                              14.76
                              14.83
                              14.81
                              14.9
                              14.83
                              14.87
                              14.88
                              14.72
                              14.7
                              14.65
                              14.6
                              14.75
                              14.66
                              14.8
                              14.874
                              15
                              15.06
                              14.95
                              15
                              15.02
                              15.14
                              15.03
                              15.08
                              14.94
                              15.06
                              15.01
                              15.1
                              15.15
                              15.18
                              15.22
                              15.3
                              15.25
                              15.08
                              15.118
                              15.02
                              14.91
                              14.98
                              14.94
                              15
                              15.13
                              15.06
                              15.06
                              15.15
                              15.15
                              15.11
                              15.03
                              14.94
                              14.77
                              14.95
                              15.05
                              14.82
                              14.82
                              14.96
                              14.92
                              14.93
                              14.88
                              14.9
                              14.94
                              15.01
                              14.97
                              15.06
                              15.02
                              15.12
                              15.08
8/31/05                       15.1


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.10
------------------------------------
Common Share
Net Asset Value               $15.86
------------------------------------
Premium/(Discount) to NAV     -4.79%
------------------------------------
Market Yield                   5.76%
------------------------------------
Taxable-Equivalent Yield1      8.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $215,446
------------------------------------
Average Effective Maturity
on Securities (Years)          15.87
------------------------------------
Leverage-Adjusted Duration      7.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.33%         8.18%
------------------------------------
5-Year          5.98%         7.98%
------------------------------------
10-Year         6.58%         6.88%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         23.6%
------------------------------------
Transportation                 19.4%
------------------------------------
Tax Obligation/General         13.1%
------------------------------------
U.S. Guaranteed                12.8%
------------------------------------
Education and Civic
Organizations                   9.9%
------------------------------------
Healthcare                      6.7%
------------------------------------
Utilities                       6.2%
------------------------------------
Water and Sewer                 5.4%
------------------------------------
Other                           2.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1057 per share.

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Performance
      OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                                6%
A                                16%
BBB                               6%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                           0.0805
Oct                           0.0805
Nov                           0.0805
Dec                           0.0805
Jan                           0.0805
Feb                           0.0805
Mar                           0.0775
Apr                           0.0775
May                           0.0775
Jun                           0.0775
Jul                           0.0775
Aug                           0.0775

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        14.76
                              14.75
                              14.7
                              14.74
                              14.74
                              14.88
                              14.8
                              14.65
                              14.63
                              14.61
                              14.83
                              14.67
                              14.75
                              14.75
                              14.78
                              14.85
                              14.77
                              14.87
                              14.89
                              14.88
                              14.84
                              14.7
                              14.85
                              15.01
                              14.94
                              15.1
                              15.15
                              15.07
                              15.13
                              15.07
                              15.06
                              15.04
                              15.09
                              15.19
                              15.08
                              15.08
                              15.23
                              15.17
                              15.1
                              15.01
                              15.03
                              15.17
                              15.24
                              15.32
                              15.18
                              15.48
                              15.27
                              14.93
                              14.88
                              14.68
                              14.72
                              15.06
                              15.16
                              15.16
                              15.17
                              15.12
                              15.1
                              15.18
                              15.1
                              15.18
                              15.15
                              15.1
                              15.04
                              15.17
                              15.1
                              15.16
                              15.18
                              15.11
                              15.24
                              15.19
                              15.14
                              15.09
                              15.01
                              15
                              14.88
                              14.7
                              14.67
                              14.59
                              14.56
                              14.5
                              14.41
                              14.36
                              14.33
                              14.31
                              14.37
                              14.39
                              14.42
                              14.46
                              14.57
                              14.61
                              14.51
                              14.53
                              14.44
                              14.53
                              14.43
                              14.53
                              14.57
                              14.63
                              14.69
                              14.63
                              14.67
                              14.61
                              14.72
                              14.79
                              15.01
                              14.97
                              15.01
                              14.93
                              14.99
                              15.08
                              15.11
                              15.19
                              15.26
                              15.06
                              15.04
                              15
                              15.07
                              14.98
                              14.92
                              14.68
                              14.69
                              14.76
                              14.89
                              15.01
                              14.94
                              15.01
                              14.98
                              15.09
                              15.1
                              15.01
                              14.84
                              14.75
                              14.75
                              14.67
                              14.64
                              14.59
                              14.6
                              14.73
                              14.58
                              14.33
                              14.24
                              14.37
                              14.05
                              14.09
                              14.16
                              14.23
                              14.38
                              14.38
                              14.44
                              14.44
                              14.49
                              14.47
                              14.54
                              14.52
                              14.38
                              14.43
                              14.5
                              14.59
                              14.67
                              14.57
                              14.56
                              14.56
                              14.69
                              14.56
                              14.58
                              14.64
                              14.95
                              14.95
                              14.9
                              14.8
                              14.76
                              14.71
                              14.65
                              14.66
                              14.74
                              14.7
                              14.65
                              14.73
                              14.65
                              14.73
                              14.75
                              14.74
                              14.73
                              14.78
                              14.8
                              14.8
                              14.83
                              14.87
                              14.91
                              14.95
                              14.99
                              14.92
                              14.95
                              15.14
                              15.24
                              15.1
                              15.08
                              15.06
                              15.07
                              15.09
                              15.23
                              15.25
                              15.25
                              15.16
                              15.08
                              15.09
                              15.04
                              15.101
                              15.14
                              15.1
                              15.26
                              15.27
                              15.29
                              15.26
                              15.4
                              15.56
                              15.54
                              15.44
                              15.5
                              15.51
                              15.4
                              15.42
                              15.42
                              15.43
                              15.52
                              15.49
                              15.49
                              15.43
                              15.53
                              15.52
                              15.5
                              15.5
                              15.6
                              15.614
                              15.65
                              15.58
                              15.37
                              15.39
                              15.55
                              15.55
                              15.67
                              15.67
                              15.75
                              15.78
                              15.72
                              15.71
                              15.56
                              15.57
                              15.57
                              15.56
                              15.6
                              15.55
                              15.68
                              15.7
8/31/05                       15.69

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.69
------------------------------------
Common Share
Net Asset Value               $15.98
------------------------------------
Premium/(Discount) to NAV     -1.81%
------------------------------------
Market Yield                   5.93%
------------------------------------
Taxable-Equivalent Yield1      9.05%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $369,087
------------------------------------
Average Effective Maturity
on Securities (Years)          16.57
------------------------------------
Leverage-Adjusted Duration      7.66
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         13.70%         9.33%
------------------------------------
5-Year          7.17%         8.26%
------------------------------------
10-Year         7.73%         7.32%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.2%
------------------------------------
U.S. Guaranteed                17.3%
------------------------------------
Tax Obligation/General         14.5%
------------------------------------
Transportation                 12.1%
------------------------------------
Utilities                      11.9%
------------------------------------
Water and Sewer                 7.8%
------------------------------------
Healthcare                      7.5%
------------------------------------
Other                           9.7%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1123 per share.

Nuveen California Quality Income Municipal Fund, Inc.
NUC

Performance
      OVERVIEW As of August 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              68%
AA                                9%
A                                11%
BBB                              10%
NR                                2%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                            0.083
Oct                            0.083
Nov                            0.083
Dec                            0.083
Jan                            0.083
Feb                            0.083
Mar                             0.08
Apr                             0.08
May                             0.08
Jun                            0.076
Jul                            0.076
Aug                            0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/04                        15.07
                              15.1
                              15.06
                              15.09
                              15.05
                              15
                              15.05
                              15.01
                              14.97
                              14.95
                              15.04
                              14.98
                              15.09
                              15.09
                              15.11
                              15.1
                              15.15
                              15.18
                              15.1
                              15.12
                              15.02
                              15.09
                              15.05
                              15.11
                              15.11
                              15.2
                              15.26
                              15.37
                              15.47
                              15.37
                              15.18
                              15.34
                              15.38
                              15.27
                              15.26
                              15.21
                              15.32
                              15.23
                              15.28
                              15.26
                              15.3
                              15.28
                              15.3
                              15.37
                              15.46
                              15.59
                              15.23
                              15.02
                              15.08
                              15.05
                              15
                              14.98
                              15.04
                              15.05
                              15.12
                              15.3
                              15.26
                              15.21
                              15.45
                              15.38
                              15.5
                              15.4
                              15.22
                              15.21
                              15.02
                              15.11
                              15.06
                              15.05
                              15.15
                              15.03
                              15.04
                              14.89
                              14.79
                              14.86
                              14.85
                              14.8
                              14.78
                              14.79
                              14.82
                              14.77
                              14.76
                              14.64
                              14.61
                              14.69
                              14.71
                              14.76
                              14.76
                              14.79
                              14.89
                              15.05
                              15.1
                              15.2
                              15.11
                              15.01
                              15.04
                              15.18
                              15.19
                              15.3
                              15.41
                              15.35
                              15.255
                              15.31
                              15.31
                              15.36
                              15.53
                              15.47
                              15.49
                              15.46
                              15.5
                              15.54
                              15.62
                              15.78
                              15.71
                              15.49
                              15.49
                              15.46
                              15.47
                              15.395
                              15.35
                              15.2
                              15.3
                              15.36
                              15.49
                              15.47
                              15.42
                              15.4
                              15.38
                              15.4
                              15.39
                              15.32
                              15.05
                              15.07
                              14.85
                              14.84
                              14.93
                              14.88
                              14.89
                              14.87
                              14.75
                              14.66
                              14.65
                              14.49
                              14.29
                              14.28
                              14.28
                              14.36
                              14.42
                              14.46
                              14.43
                              14.47
                              14.45
                              14.46
                              14.47
                              14.51
                              14.45
                              14.41
                              14.56
                              14.72
                              14.75
                              14.78
                              14.7
                              14.7
                              14.71
                              14.63
                              14.69
                              14.73
                              14.87
                              14.87
                              14.93
                              15
                              15.04
                              15.06
                              15.02
                              14.99
                              15.13
                              15.04
                              15.11
                              15.14
                              15.23
                              15.31
                              15.37
                              15.37
                              15.32
                              15.37
                              15.54
                              15.38
                              15.47
                              15.46
                              15.47
                              15.5
                              15.51
                              15.46
                              15.42
                              15.4
                              15.5
                              15.4
                              15.31
                              15.2
                              15.21
                              15.23
                              15.2
                              15.21
                              15.2
                              15.18
                              15.2
                              15.26
                              15.23
                              15.27
                              15.26
                              15.3
                              15.25
                              15.27
                              15.29
                              15.24
                              15.34
                              15.3
                              15.45
                              15.39
                              15.3
                              15.31
                              15.3
                              15.25
                              15.26
                              15.204
                              14.97
                              15.09
                              15.07
                              15.1
                              15.24
                              15.33
                              15.27
                              15.27
                              15.35
                              15.37
                              15.38
                              15.32
                              15.27
                              15.25
                              15.192
                              15.32
                              15.33
                              15.27
                              15.38
                              15.4
                              15.5
                              15.55
                              15.55
                              15.52
                              15.53
                              15.69
                              15.63
                              15.66
                              15.75
                              15.61
8/31/05                       15.73


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.73
------------------------------------
Common Share
Net Asset Value               $16.03
------------------------------------
Premium/(Discount) to NAV     -1.87%
------------------------------------
Market Yield                   5.80%
------------------------------------
Taxable-Equivalent Yield1      8.85%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $352,752
------------------------------------
Average Effective Maturity
on Securities (Years)          16.84
------------------------------------
Leverage-Adjusted Duration      8.09
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.30%        10.57%
------------------------------------
5-Year          6.32%         7.76%
------------------------------------
10-Year         7.68%         7.36%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.7%
------------------------------------
U.S. Guaranteed                17.4%
------------------------------------
Tax Obligation/General         17.0%
------------------------------------
Education and Civic
Organizations                  10.6%
------------------------------------
Transportation                  8.6%
------------------------------------
Utilities                       7.8%
------------------------------------
Consumer Staples                5.1%
------------------------------------
Other                          11.8%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. When comparing this fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0793 per share.

Shareholder
        MEETING REPORT

The Special Shareholder Meeting was held at The Northern Trust Bank, 50 S. LaSalle St., Chicago, IL on July 26, 2005.

                                  NCA             NCP               NCO                NQC                NVC               NUC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                              Common and         Common and          Common and         Common and        Common and
                                           MuniPreferred      MuniPreferred       MuniPreferred      MuniPreferred     MuniPreferred
                                                  shares             shares              shares             shares            shares
                                Common   voting together    voting together     voting together    voting together   voting together
                                shares        as a class         as a class          as a class         as a class        as a class
------------------------------------------------------------------------------------------------------------------------------------
   For                      22,805,944        11,920,877          7,457,546          12,369,746         21,299,997        20,491,713
   Against                     158,345            56,820             50,355             137,736            111,602           121,942
   Abstain                     285,042            89,660            106,573             165,742            351,137           198,062
------------------------------------------------------------------------------------------------------------------------------------
   Total                    23,249,331        12,067,357          7,614,474          12,673,224         21,762,736        20,811,717
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 17, 2005

                        Nuveen California Municipal Value Fund, Inc. (NCA)
                        Portfolio of
                                INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0% (2.1% OF TOTAL INVESTMENTS)

$       2,400   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    2,489,400
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,792,900
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.6% (0.6% OF TOTAL INVESTMENTS)

        1,500   California Statewide Community Development Authority,                12/06 at 105.00         N/R          1,574,805
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.9% (6.0% OF TOTAL INVESTMENTS)

          915   Arcadia, California, Hospital Revenue Bonds, Methodist               11/05 at 100.00        BBB+            916,857
                 Hospital of Southern California, Series 1992, 6.500%, 11/15/12

          625   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            647,150
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
          250    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            265,058
          530    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            555,175

        4,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          4,384,600
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          5,285,750
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30

        1,440   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,517,213
                 Hospital Association, Series 1997A, 5.300%, 12/01/08

        1,730   West Contra Costa Healthcare District, California,                    7/14 at 100.00         AAA          1,915,629
                 Certificates of Participation, Series 2004, 5.375%, 7/01/21 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2% (5.2% OF TOTAL INVESTMENTS)

        3,350   ABAG Finance Authority for Non-Profit Corporations, California,         No Opt. Call        Baa2          3,578,504
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, Series 2000B,
                 6.400%, 8/15/30 (Alternative Minimum Tax) (Mandatory
                 put 8/15/08)

        2,580   California Statewide Community Development Authority,                 7/09 at 102.00         N/R          2,664,443
                 Multifamily Housing Revenue Bonds, Harbor City Lights,
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Community Development Authority,                   No Opt. Call        BBB+          5,225,050
                 Multifamily Housing Revenue Refunding Bonds, Archstone
                 Communities Trust, Archstone Pelican Point Apartments,
                 Series 1999H, 5.300%, 6/01/29 (Mandatory put 6/01/08)

          480   Riverside County, California, Subordinate Lien Mobile Home           10/05 at 100.00         N/R            480,192
                 Park Revenue Bonds, Bravo Mobile Home Park Project,
                 Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park             7/08 at 102.00         N/R          1,487,246
                 Revenue Bonds, Charter Oak Mobile Home Estates
                 Acquisition Project, Series 1998A, 5.700%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.1% (0.1% OF TOTAL INVESTMENTS)

           25   California Rural Home Mortgage Finance Authority, GNMA                  No Opt. Call         Aaa             25,366
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1993A-2, 7.950%, 12/01/24 (Alternative Minimum Tax)

          235   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA            236,810
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1997D, 6.700%, 5/01/29
                 (Alternative Minimum Tax)


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.4% (0.5% OF TOTAL INVESTMENTS)

$       1,000   California Municipal Finance Authority, Solid Waste Disposal            No Opt. Call         BBB     $    1,010,180
                 Revenue Bonds, Waste Management Inc., Series 2004,
                 4.100%, 9/01/14 (Alternative Minimum Tax) (Mandatory
                 put 9/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.5% (4.6% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City,
                Series 2004:
        1,850    5.400%, 8/15/24                                                      8/14 at 100.00           A          1,978,742
        2,130    5.600%, 8/15/34                                                      8/14 at 100.00           A          2,287,769

        2,720   ABAG Finance Authority for Non-Profit Corporations,                  10/07 at 102.00         BB+          2,767,763
                 California, Certificates of Participation, American Baptist
                 Homes of the West, Series 1997A, 5.750%, 10/01/17

        3,000   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          3,091,350
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        1,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          1,574,115
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.9% (11.1% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2004:
          500    5.000%, 2/01/20                                                      2/14 at 100.00           A            537,450
        5,200    5.000%, 2/01/21                                                      2/14 at 100.00           A          5,574,088
        2,850    5.250%, 4/01/34                                                      4/14 at 100.00           A          3,141,384

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,086,170
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

        2,475   Long Beach Community College District, California, General            5/13 at 100.00         AAA          2,622,634
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/28 -
                 MBIA Insured

        1,110   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,195,859
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        3,200   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          3,470,752
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,950,921
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          360    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            388,148
          380    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            408,105

        2,000   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          2,381,460
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          285    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            308,179
          415    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            446,623

        1,500   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          1,624,470
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,570   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,727,471
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/23 - MBIA Insured

        1,460   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,571,821
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.6% (32.1% OF TOTAL INVESTMENTS)

                Bell Community Redevelopment Agency, California, Tax
                Allocation Bonds, Bell Project Area, Series 2003:
        3,000    5.500%, 10/01/23 - RAAI Insured                                     10/13 at 100.00          AA          3,264,870
        1,000    5.625%, 10/01/33 - RAAI Insured                                     10/13 at 100.00          AA          1,088,200


                                       21


                        Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                           Portfolio of INVESTMENTS August 31, 2005

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Burbank Redevelopment Agency, California, Tax Allocation
                Bonds, Golden State Redevelopment Project, Series 2003:
$       1,700    5.625%, 12/01/28 - FGIC Insured                                     12/13 at 100.00         AAA     $    1,938,527
        5,010    5.750%, 12/01/33 - FGIC Insured                                     12/13 at 100.00         AAA          5,757,191

        2,400   Calexico Community Redevelopment Agency, California,                  8/13 at 102.00         AAA          2,559,360
                 Tax Allocation Bonds, Merged Central Business and
                 Residential District Project, Series 2003C, 5.000%, 8/01/28 -
                 AMBAC Insured

                California, Economic Recovery Revenue Bonds, Series 2004A:
        3,400    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          3,753,226
        2,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,158,600

        9,000   California State Public Works Board, Lease Revenue Bonds,             1/06 at 100.00         AAA          9,064,530
                 Department of Corrections, State Substance Abuse Treatment
                 Facility and Corcoran II State Prison, Series 1996A,
                 5.250%, 1/01/21 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          4,406,720
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        2,800   Commerce Community Development Commission, California,                8/07 at 102.00         N/R          2,954,392
                 Subordinate Lien Tax Allocation Refunding Bonds,
                 Redevelopment Project 1, Series 1997B, 6.000%, 8/01/21

        1,855   Duarte Redevelopment Agency, California, Tax Allocation               9/07 at 102.00         N/R          1,970,400
                 Refunding Bonds, Amended Davis Addition Project Area,
                 Series 1997A, 6.700%, 9/01/14

          260   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            281,590
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        2,750   Los Angeles County Schools, California, Certificates of               9/13 at 100.00         AAA          2,902,955
                 Participation, Pooled Financing Program, Regionalized Business
                 Services Corporation, Series 2003A, 5.000%, 9/01/28 -
                 FSA Insured

        3,665   Milpitas, California, Local Improvement District 20 Limited           9/05 at 103.00         N/R          3,797,820
                 Obligation Bonds, Series 1998A, 5.650%, 9/02/13

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,045    5.250%, 9/01/22 - AMBAC Insured                                      9/14 at 100.00         AAA          1,154,976
        1,145    5.250%, 9/01/23 - AMBAC Insured                                      9/14 at 100.00         AAA          1,263,668
        1,255    5.250%, 9/01/24 - AMBAC Insured                                      9/14 at 100.00         AAA          1,383,060

          420   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA            466,939
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,777,680
                 California, Special Tax Bonds, Community Facilities
                 District 90-1, Series 1999, 5.800%, 8/01/29 - FSA Insured

        3,300   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          3,550,371
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          290   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            305,996
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

          195   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            206,312
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        3,130   San Francisco Redevelopment Agency, California, Lease                 7/11 at 102.00         AAA          3,422,812
                 Revenue Bonds, Moscone Convention Center, Series 2004,
                 5.250%, 7/01/23 - AMBAC Insured

        2,750   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,943,848
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00          A-          1,776,636
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Simi Valley, California, Certificates of Participation,               9/14 at 100.00         AAA          1,071,450
                 Series 2004, 5.000%, 9/01/24 - AMBAC Insured

        3,845   Ventura County Superintendent of Schools, California,                12/11 at 100.00         AAA          4,021,985
                 Certificates Participation, Series 2003, 5.000%, 12/01/27 -
                 AMBAC Insured

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          3,400,350
                 Loan Note, Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special           9/05 at 102.00         N/R          2,623,379
                 Tax Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.3% (4.4% OF TOTAL INVESTMENTS)

$       5,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-     $    4,752,110
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,              7/10 at 101.00         AAA          1,366,700
                 5.500%, 7/01/30 - FSA Insured

        5,000   San Francisco Airports Commission, California, Revenue Bonds,         5/06 at 102.00         AAA          5,170,750
                 San Francisco International Airport, Second Series Issue 10A,
                 5.625%, 5/01/21 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 22.6% (22.9% OF TOTAL INVESTMENTS)

        3,115   California Educational Facilities Authority, Revenue Bonds,           6/10 at 101.00     Baa3***          3,614,553
                 Pooled College and University Projects, Series 2000C,
                 6.750%, 6/01/30

       12,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***         13,564,200
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

        6,260   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          7,002,123
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
                 MBIA Insured

        2,000   Capistrano Unified School District, Orange County, California,        9/09 at 102.00      N/R***          2,234,520
                 Special Tax Bonds, Community Facilities District 98-2 -
                 Ladera, Series 1999, 5.750%, 9/01/29 (Pre-refunded to 9/01/09)

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          3,014,342
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
        3,800    5.500%, 6/01/33 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          4,316,724
        3,000    5.625%, 6/01/38 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          3,433,230

        2,500   Los Angeles Community Redevelopment Agency, California,               1/06 at 100.00      BBB***          2,671,200
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

        4,401   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00         AAA          4,873,095
                 Certificates of Participation, Electric System Project,
                 Series 2000, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities                   No Opt. Call         AAA          5,322,462
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1988A, 0.000%, 3/01/17

       20,415   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA          8,703,527
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.9% (6.0% OF TOTAL INVESTMENTS)

        4,500   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          4,848,525
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        2,875   California Statewide Community Development Authority,                12/05 at 101.50         N/R          2,933,794
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            542,980
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        3,300   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          3,371,544
                 Bonds, Electric System Project, Series 2001, 6.850%, 9/01/36

        3,470   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          3,769,669
                 Environmental Control Facilities Financing Authority,
                 Co-Generation Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


                                       23


                        Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.3% (4.4% OF TOTAL INVESTMENTS)

$         500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA     $      541,770
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        5,000   Orange County Sanitation District, California, Certificates of        8/13 at 100.00         AAA          5,404,500
                 Participation, Series 2003, 5.250%, 2/01/27 - FGIC Insured

        1,580   San Diego County Water Authority, California, Water                   5/12 at 101.00         AAA          1,669,997
                 Revenue Refunding Certificates of Participation, Series 2002A,
                 5.000%, 5/01/26 - MBIA Insured

        3,500   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+          3,707,269
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
$     253,931   Total Long-Term Investments (cost $234,367,818) - 98.3%                                                 256,285,029
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      4,496,795
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  260,781,824
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                        Portfolio of
                           INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3% (2.8% OF TOTAL INVESTMENTS)

$       5,170   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    5,296,975
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,461,670
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.1% (4.1% OF TOTAL INVESTMENTS)

        4,730   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          5,084,419
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/21

        4,730   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          5,149,173
                 Series 2002A, 5.000%, 11/01/19 - AMBAC Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          2,207,780
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.4% (6.3% OF TOTAL INVESTMENTS)

          750   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3            776,580
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        2,630   California Health Facilities Financing Authority, Insured Health     11/05 at 100.00           A          2,635,050
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,722,750
                 Certificates of Participation Refunding, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

                California Statewide Community Development Authority,
                 Revenue Bonds, Daughters of Charity Health
                System, Series 2005A:
          300    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            318,069
          630    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            659,925

        2,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,192,300
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        2,275    5.250%, 2/01/13                                                      2/06 at 100.00        Baa2          2,276,797
        4,665    5.000%, 2/01/23                                                      2/06 at 100.00        Baa2          4,665,793


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.6% (3.7% OF TOTAL INVESTMENTS)

        3,750   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          3,873,225
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        1,500   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,596,960
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        3,915   Los Angeles, California, GNMA Collateralized Multifamily              3/07 at 102.00         AAA          4,062,478
                 Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E,
                 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,000   Los Angeles County Community Development Commission,                 11/05 at 100.00         Aaa          2,005,980
                 California, FHA-Insured Section 8 Assisted Mortgage Revenue
                 Refunding Bonds, Los Tomas Apartments, Series 1993,
                 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.4% (16.9% OF TOTAL INVESTMENTS)

        4,435   California, General Obligation Veterans Welfare Bonds,               12/05 at 101.00           A          4,505,694
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

                California, General Obligation Bonds, Series 2003:
        2,350    5.250%, 2/01/21                                                      8/13 at 100.00           A          2,586,246
        2,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          2,171,680


                                       25


                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Bonds, Series 2004:
$         500    5.000%, 2/01/23                                                      2/14 at 100.00           A     $      533,025
        3,950    5.200%, 4/01/26                                                      4/14 at 100.00           A          4,305,461
        3,400    5.250%, 4/01/34                                                      4/14 at 100.00           A          3,747,616

        3,550   Centinela Valley Union High School District, Los Angeles                No Opt. Call         AAA          4,081,932
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26 - MBIA Insured

        1,530   Long Beach Community College District, California, General            5/13 at 100.00         AAA          1,674,463
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/18 -
                 MBIA Insured

        1,320   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,422,102
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        1,000   Los Angeles Unified School District, California, General              7/14 at 100.00         AAA          1,086,540
                 Obligation Bonds, Series 2004A-2, 5.000%, 7/01/20 -
                 FGIC Insured

        4,765   North Orange County Community College District, California,             No Opt. Call         AAA          1,769,626
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          435    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            469,013
          460    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            494,022

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          3,096,000
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured

        6,000   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          7,026,360
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
           15    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA             16,518
           20    5.250%, 8/01/26 - MBIA Insured                                       8/14 at 100.00         AAA             21,961

        4,000   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          4,484,360
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/22 -
                 FSA Insured

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00         AAA          3,324,690
                 County, California, General Obligation Bonds, Series 2000B,
                 5.600%, 9/01/24 - FGIC Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          340    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            367,652
          495    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            532,719

        2,200   Santa Maria Joint Union High School District, Santa Barbara             No Opt. Call         Aaa          2,686,024
                 and San Luis Obispo Counties, California, General Obligation
                 Bonds, Series 2003B, 5.625%, 8/01/24 - FSA Insured

        1,440   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,580,688
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.8% (15.9% OF TOTAL INVESTMENTS)

                California, Economic Recovery Revenue Bonds, Series 2004A:
        4,170    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          4,603,221
        2,500    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,698,250

        1,575   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          1,754,156
                 Department of General Services, Series 2003D,
                 5.500%, 6/01/20

        3,010   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,374,601
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

        5,045   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          5,440,225
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00         AAA          2,680,900
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

                Hesperia Community Redevelopment Agency, California,
                Tax Allocation Bonds, Series 2005A:
          310    5.000%, 9/01/20 - XLCA Insured                                       9/15 at 100.00         AAA            335,742
        1,750    5.000%, 9/01/25 - XLCA Insured                                       9/15 at 100.00         AAA          1,869,998


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,395   Moreno Valley Unified School District, Riverside County,              3/14 at 100.00         AAA     $    1,497,281
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/22 - FSA Insured

        2,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,241,140
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,066,200
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,303,480
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          350   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            369,306
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

          235   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            248,632
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        1,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          1,151,080
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
        3,850    5.000%, 6/01/19 - MBIA Insured                                       6/13 at 100.00         AAA          4,137,364
        2,695    5.000%, 6/01/20 - MBIA Insured                                       6/13 at 100.00         AAA          2,888,690
        1,500    5.000%, 6/01/21 - MBIA Insured                                       6/13 at 100.00         AAA          1,604,700

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        2,000    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA          2,142,900
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          4,301,872


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 28.2% (18.9% OF TOTAL INVESTMENTS)

        5,360   California Infrastructure Economic Development Bank,                  7/13 at 100.00         AAA          5,803,326
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/23 - FSA Insured

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,585,905
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00         AA-          3,019,535
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00         AA-         12,965,822

        2,500   Orange County, California, Airport Revenue Refunding Bonds,           7/13 at 100.00         AAA          2,704,125
                 John Wayne Airport, Series 2003, 5.000%, 7/01/17 -
                 FSA Insured

        8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,235,454
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,532,678
                 5.250%, 11/01/20 - FGIC Insured

       14,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         14,967,540
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.500%, 5/01/24 (Alternative Minimum Tax) -
                 FSA Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          2,098,860
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27B, 5.000%, 5/01/23 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 17.8% (11.8% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***          3,391,050
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          5,838,920
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

        3,750   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         Aaa          4,259,925
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded to 6/01/13)

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,739,900
                 General Obligation Bonds, Series 1997A, 5.500%, 5/01/22
                 (Pre-refunded to 11/01/08) - FGIC Insured

        8,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          8,824,000
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded to 7/01/10) - FGIC Insured


                                       27

                        Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       7,100   Orange County, California, Recovery Certificates of Participation,    7/06 at 102.00         AAA     $    7,426,387
                 Series 1996A, 6.000%, 7/01/26 (Pre-refunded to 7/01/06) -
                 MBIA Insured

                Riverside Community College District, California, General
                Obligation Bonds, Series 2004A:
        1,470    5.250%, 8/01/25 (Pre-refunded to 8/01/14) - MBIA Insured             8/14 at 100.00         AAA          1,666,142
        1,960    5.250%, 8/01/26 (Pre-refunded to 8/01/14) - MBIA Insured             8/14 at 100.00         AAA          2,221,523


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.1% (9.4% OF TOTAL INVESTMENTS)

        5,250   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          5,656,613
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        4,945   California Statewide Community Development Authority,                12/05 at 101.50         N/R          5,046,125
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          725   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            787,321
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        4,100   Merced Irrigation District, California, Revenue Refunding Bonds,      9/05 at 102.00        Baa3          4,188,560
                 Electric System Project, Series 2001, 6.750%, 9/01/31

       10,450   Orange County Public Financing Authority, California,                   No Opt. Call         Aaa         11,555,192
                 Waste Management System Revenue Refunding Bonds,
                 Series 1997, 5.250%, 12/01/13 (Alternative Minimum Tax) -
                 AMBAC Insured

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA            547,460
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                 FSA Insured

        1,000   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          1,103,050
                 Revenue Bonds, Series 2004T, 5.250%, 5/15/23 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.3% (10.2% OF TOTAL INVESTMENTS)

        2,500   California Department of Water Resources, Water System                6/13 at 100.00         AAA          2,791,000
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/16 - FGIC Insured

        1,000   California Statewide Community Development Authority,                10/13 at 100.00         AAA          1,093,160
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2003A, 5.250%, 10/01/23 - FSA Insured

        4,770   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          5,301,664
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        2,500   Pajaro Valley Water Management Agency, California,                    3/09 at 101.00         AAA          2,711,950
                 Revenue Certificates of Participation, Series 1999A,
                 5.750%, 3/01/29 - AMBAC Insured

        5,985   Sacramento County Sanitation District Financing Authority,           12/10 at 101.00          AA          6,624,258
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          4,727,680
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA          5,176,098
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA          1,815,770
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured

          945   Woodbridge Irrigation District, California, Certificates of           7/13 at 100.00        BBB+          1,000,960
                 Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
$     285,895   Total Long-Term Investments (cost $284,348,825) - 150.0%                                                307,088,007
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      3,604,060
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.8)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  204,692,067
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                        Portfolio of
                           INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5% (3.0% OF TOTAL INVESTMENTS)


$       3,635   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    3,724,276
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,234,320
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.4% (4.9% OF TOTAL INVESTMENTS)

        1,000   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,070,090
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        1,530   University of California, Certificates of Participation, San Diego    1/10 at 101.00         Aa2          1,624,156
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/20

        6,580   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          6,995,922
                 Projects, Series 2000K, 5.000%, 9/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.1% (7.4% OF TOTAL INVESTMENTS)

          485   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            502,188
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        3,200   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          3,432,608
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
          190    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            201,444
          400    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            419,000

        1,000   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          1,096,150
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,930   Central California Joint Powers Health Finance Authority,             2/06 at 100.00        Baa2          5,931,008
                 Certificates of Participation, Community Hospitals of
                 Central California, Series 1993, 5.000%, 2/01/23

        3,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/05 at 100.00        BBB-          3,011,310
                 University Medical Center, Series 1993A, 6.500%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

        1,550   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+          1,636,738
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29 (Mandatory
                 put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.1% (16.6% OF TOTAL INVESTMENTS)

        4,125   Alameda Unified School District, Alameda County, California,            No Opt. Call         AAA          1,683,743
                 General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 -
                 FSA Insured

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,107,220
        1,400    5.250%, 2/01/20                                                      8/13 at 100.00           A          1,540,938
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,085,840

                California, General Obligation Bonds, Series 2004:
        3,000    5.000%, 2/01/23                                                      2/14 at 100.00           A          3,198,150
        2,500    5.125%, 4/01/23                                                      4/14 at 100.00           A          2,697,825
        2,100    5.250%, 4/01/34                                                      4/14 at 100.00           A          2,314,704

          860   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA            926,521
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        4,100   Monrovia Unified School District, Los Angeles County, California,       No Opt. Call         AAA          1,519,706
                 General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 -
                 FGIC Insured


                                       29

                        Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA     $    2,736,100
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          280    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            301,893
          295    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            316,818

        1,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA          1,177,630
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

        2,620   Rancho Santiago Community College District, Orange County,            9/15 at 100.00         AAA          2,819,644
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 9/01/27 - FSA Insured

           25   Riverside Community College District, California, General             8/14 at 100.00         AAA             27,590
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24 -
                 MBIA Insured

        5,000   San Diego Unified School District, California, General Obligation     7/10 at 100.00         AAA          5,433,450
                 Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/21 -
                 MBIA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          220    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            237,893
          320    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            344,384

        4,970   San Rafael City High School District, Marin County, California,         No Opt. Call         AAA          1,854,059
                 General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 -
                 FGIC Insured

        4,175   Southwestern Community College District, San Diego County,              No Opt. Call         AAA          1,704,152
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.2% (22.6% OF TOTAL INVESTMENTS)

                California, Economic Recovery Revenue Bonds, Series 2004A:
        2,700    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          2,980,503
        2,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          2,158,600

        2,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          2,242,260
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/19

          195   Hesperia Community Redevelopment Agency, California, Tax              9/15 at 100.00         AAA            211,193
                 Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,065   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA          1,116,429
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/19

                Modesto Schools Infrastructure Financing Agency, Stanislaus
                County, California, Special Tax Revenue Bonds, Series 2004:
        1,375    5.250%, 9/01/25 - AMBAC Insured                                      9/14 at 100.00         AAA          1,512,019
        1,500    5.250%, 9/01/26 - AMBAC Insured                                      9/14 at 100.00         AAA          1,643,520

        2,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          2,107,080
                 Master Plan Financing, Series 2001, 5.000%, 8/01/21 -
                 MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,036,520
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         15,294,771
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

          225   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            237,411
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          150   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            158,702
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        2,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          2,924,575
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     2/06 at 102.00         AAA          2,304,655
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          1,284,588
                 Refunding Bonds, Convention Center Project,
                 Series 2001F, 5.000%, 9/01/20 - MBIA Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       7,000   Union City Community Redevelopment Agency, California,               10/09 at 101.00         AAA     $    7,691,460
                 Tax Allocation Revenue Bonds, Redevelopment Project,
                 Series 1999, 5.750%, 10/01/32 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 25.6% (17.0% OF TOTAL INVESTMENTS)

        4,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          3,437,480
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00         AA-          9,367,170
                 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          5,670,893
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   Sacramento County, California, Airport System Revenue                 7/06 at 102.00         AAA          5,204,100
                 Bonds, Series 1996A, 5.900%, 7/01/24 (Alternative
                 Minimum Tax) - MBIA Insured

                San Francisco Airports Commission, California, Revenue
                Bonds, San Francisco International Airport, Second
                Series 2000, Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          2,688,812
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          3,374,474

        2,465   San Francisco Airports Commission, California, Special                1/08 at 102.00         AAA          2,654,953
                 Facilities Lease Revenue Bonds, San Francisco International
                 Airport, SFO Fuel Company LLC, Series 2000A,
                 6.125%, 1/01/27 (Alternative Minimum Tax) - FSA Insured

        1,250   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA          1,332,863
                 San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 15.9% (10.6% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***          2,260,700
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

        4,950   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA          5,536,823
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
                 MBIA Insured

        5,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          5,515,000
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded to 7/01/10) - FGIC Insured

        4,000   Pomona, California, GNMA/FHLMC Collateralized Single                    No Opt. Call         AAA          5,425,360
                 Family Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23

        1,975   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,238,524
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/24
                 (Pre-refunded to 8/01/14) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.7% (5.8% OF TOTAL INVESTMENTS)

        1,500   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA          1,617,150
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

        3,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          3,232,350
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,310   California Statewide Community Development Authority,                12/05 at 101.50         N/R          3,377,690
                 Certificates of Participation Refunding, Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

          500   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            542,980
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

                Merced Irrigation District, California, Revenue Refunding
                Bonds, Electric System Project, Series 2001:
        1,650    6.750%, 9/01/31                                                      9/05 at 102.00        Baa3          1,685,640
        1,000    6.850%, 9/01/36                                                      9/05 at 102.00        Baa3          1,021,680


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.1% (11.3% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System               12/11 at 100.00          AA          3,718,578
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,030   California Department of Water Resources, Water System                  No Opt. Call         AAA          1,207,345
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured


                                       31

                        Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                           Portfolio of INVESTMENTS August 31, 2005

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,000   Los Angeles, California, Wastewater System Revenue Bonds,            11/05 at 100.00         AAA     $    4,004,920
                 Series 1993D, 4.700%, 11/01/19 - FGIC Insured

        2,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA          2,218,640
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA         11,289,195
                 Revenue Certificates of Participation, Series 1997A,
                 5.550%, 8/01/27 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
$     191,380   Total Long-Term Investments (cost $179,360,002) - 150.8%                                                198,435,076
===============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,151,587
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  131,586,663
                ===================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                        Portfolio of
                           INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5% (0.3% OF TOTAL INVESTMENTS)


$       1,000   Tobacco Securitization Authority of Southern California,              6/12 at 100.00         BBB     $    1,030,570
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior
                 Series 2001A, 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.9% (9.9% OF TOTAL INVESTMENTS)

        2,250   California Educational Facilities Authority, Revenue Bonds,          10/06 at 102.00         AAA          2,334,803
                 Chapman University, Series 1996, 5.125%, 10/01/26 -
                 CONNIE LEE/AMBAC Insured

        3,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          3,325,320
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        6,000   California State Public Works Board, Lease Revenue Bonds,            10/07 at 102.00          A2          6,315,540
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        2,500   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          2,682,350
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        2,540   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          2,689,504
                 Series 2001E, 5.000%, 9/01/25 - AMBAC Insured

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2003A:
        9,270    5.125%, 5/15/16 - AMBAC Insured                                      5/13 at 100.00         AAA         10,246,224
        3,000    5.125%, 5/15/17 - AMBAC Insured                                      5/13 at 100.00         AAA          3,311,670
        1,060    5.000%, 5/15/24 - AMBAC Insured                                      5/13 at 100.00         AAA          1,145,319


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.1% (6.7% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Revenue             7/14 at 100.00          A-          3,188,160
                 Bonds, Catholic Healthcare West, Series 2004G,
                 5.250%, 7/01/23

          795   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3            823,175
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
          320    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            339,274
          660    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            691,350

        2,145   California Statewide Community Development Authority,                   No Opt. Call          A+          2,227,733
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 5/31/09)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        1,595    5.250%, 2/01/13                                                      2/06 at 100.00        Baa2          1,596,260
        6,820    5.500%, 2/01/15                                                      2/06 at 100.00        Baa2          6,826,206

        5,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/05 at 100.00        BBB-          5,018,850
                 University Medical Center, Series 1993A, 6.500%, 12/01/18

        1,000   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,052,020
                 Hospital Association, Series 1997A, 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.4% (1.6% OF TOTAL INVESTMENTS)

        3,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          3,098,580
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        2,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          2,105,000
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.850%, 12/15/32


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.4% (1.0% OF TOTAL INVESTMENTS)

        2,945   California Statewide Community Development Authority,                 4/09 at 101.00         BBB          3,034,675
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17


                                       33


                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.8% (13.1% OF TOTAL INVESTMENTS)

$       4,075   California, Various Purpose General Obligation Bonds,                 9/10 at 100.00           A     $    4,362,858
                 Series 2000, 5.250%, 9/01/20

        2,400   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/20    8/13 at 100.00           A          2,641,608

                California, General Obligation Bonds, Series 2004:
        1,000    5.000%, 2/01/21                                                      2/14 at 100.00           A          1,071,940
        3,150    5.250%, 4/01/34                                                      4/14 at 100.00           A          3,472,056

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00         AAA          2,661,324
                 California, General Obligation Refunding Bonds,
                 Series 1997D, 5.800%, 5/01/17 - FGIC Insured

        3,000   Fresno Unified School District, Fresno County, California,              No Opt. Call         AAA          3,812,490
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,791,463
                 Series 2001A, 5.000%, 9/01/21

        1,385   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,492,130
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        2,285   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,521,703
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          460    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            495,967
          480    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            515,501

        3,250   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          3,869,872
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

           20   Riverside Community College District, California, General             8/14 at 100.00         AAA             22,183
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21 -
                 MBIA Insured

        3,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          3,923,815
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          360    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            389,279
          525    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            565,005


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.6% (23.6% OF TOTAL INVESTMENTS)

        4,460   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          4,923,349
                 5.000%, 7/01/15

        3,135   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,470,539
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/15 - AMBAC Insured

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,358,650
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        3,000   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          3,225,840
                 Department of Mental Health, Hospital Addition,
                 Series 2001A, 5.000%, 12/01/21 - AMBAC Insured

        1,595   Fontana Public Financing Authority, California, Tax Allocation        9/11 at 101.00         AAA          1,746,764
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2003A, 5.375%, 9/01/25 - AMBAC Insured

          325   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            351,988
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Second Senior Lien Sales Tax Revenue
                Bonds, Series 2000A:
        8,005    5.250%, 7/01/25 - FGIC Insured                                       7/10 at 101.00         AAA          8,653,085
        6,500    5.250%, 7/01/30 - FGIC Insured                                       7/10 at 101.00         AAA          7,026,240

        1,250   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          1,344,925
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/25 - MBIA Insured

        4,130   Manteca Unified School District, San Joaquin County,                  9/11 at 101.00         AAA          4,449,910
                 California, Special Tax Bonds, Community Facilities
                 District 89-2, Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community                     9/06 at 102.00         N/R          1,746,536
                 Facilities District 5, Freeway Interchange Project,
                 Series 1997, 6.375%, 9/01/17

        3,890   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,224,462
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA     $    5,051,484
                 County, California, Revenue Refunding Bonds,
                 Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                 MBIA Insured

        1,500   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,563,375
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,066,200
                 Bonds, Redevelopment Project Area 1, Series 2003,
                 5.000%, 8/01/23 - MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,303,480
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          370   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            390,409
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          245   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            259,212
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        4,000   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          4,679,320
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        3,535   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          3,784,182
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,196,700
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        2,840   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA          3,024,572
                 Bonds, Bayshore North Project, Series 2003,
                 5.000%, 6/01/23 - MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California,                   9/10 at 102.00         AAA          5,698,980
                 Subordinate Lien Tax Allocation Bonds, Live Oak and
                 Soquel Community Improvement Projects, Series 2000,
                 5.250%, 9/01/25 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 29.1% (19.4% OF TOTAL INVESTMENTS)

       13,000   Alameda Corridor Transportation Authority, California,               10/09 at 101.00         AAA         13,503,230
                 Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

                Bay Area Toll Authority, California, Revenue Bonds, San Francisco
                Bay Area Toll Bridge, Series 2001D:
        3,875    5.000%, 4/01/12                                                      4/11 at 100.00          AA          4,200,074
        2,605    5.000%, 4/01/16                                                      4/11 at 100.00          AA          2,809,076

        6,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,585,905
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00         AA-         10,652,053
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,721,530
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       15,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         16,328,100
                 San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 19.3% (12.8% OF TOTAL INVESTMENTS)

        2,110   California Health Facilities Financing Authority, Revenue Bonds,     10/08 at 101.00         AAA          2,263,819
                 Kaiser Permanente System, Series 1998B, 5.250%, 10/01/12

        3,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00       A3***          3,391,050
                 Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

       13,300   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         14,876,715
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
                 MBIA Insured

          670   California Department of Water Resources, Water System               12/11 at 100.00       AA***            756,832
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16 (Pre-refunded to 12/01/11)

        2,250   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         Aaa          2,574,923
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded to 6/01/13)

        2,500   Los Angeles Community Redevelopment Agency, California,               1/06 at 100.00      BBB***          2,671,200
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10


                                       35


                        Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       1,100   Newhall School District, Los Angeles County, California,              8/12 at 101.00         AAA     $    1,250,469
                 General Obligation Bonds, Series 2002B, 5.375%, 8/01/22
                 (Pre-refunded to 8/01/12) - FSA Insured

        2,745   Northridge Water District, California, Revenue Certificates of        2/11 at 101.00         AAA          3,057,161
                 Participation, Series 2001, 5.250%, 2/01/21 (Pre-refunded
                 to 2/01/11) - AMBAC Insured

        8,225   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA          8,603,103
                 Participation, Series 1996A, 6.000%, 7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured

        1,815   Riverside Community College District, California, General             8/14 at 100.00         AAA          2,057,175
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/21
                 (Pre-refunded to 8/01/14) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.3% (6.2% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,600    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          3,987,000
        6,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          6,464,700

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,408,500
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/20 - FSA Insured

          700   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            760,172
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        3,210   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,508,049
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.1% (5.4% OF TOTAL INVESTMENTS)

        3,330   California Department of Water Resources, Water System               12/11 at 100.00          AA          3,725,537
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

        1,500   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          1,670,760
                 Waterworks Revenue Bonds, Series 2004C,
                 5.250%, 7/01/19 - MBIA Insured

        3,015   Oxnard Financing Authority, California, Wastewater Revenue            6/13 at 100.00         AAA          3,304,500
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

                San Elijo Joint Powers Authority, San Diego County, California,
                Revenue Refunding Bonds, San Elijo Wastewater Facilities, Series
                2003:
        1,245    5.000%, 3/01/16 - FSA Insured                                        3/12 at 101.00         AAA          1,353,888
        1,310    5.000%, 3/01/17 - FSA Insured                                        3/12 at 101.00         AAA          1,422,974

        3,430   Westlands Water District, California, Revenue Certificates            9/12 at 101.00         AAA          3,752,454
                 of Participation, Series 2002, 5.250%, 9/01/22 - MBIA Insured

        2,155   Westlands Water District, California, Revenue Certificates            3/15 at 100.00         AAA          2,303,718
                 of Participation, Series 2005A, 5.000%, 9/01/25 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     299,730   Total Long-Term Investments (cost $300,343,538) - 150.5%                                                324,196,646
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,249,687
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  215,446,333
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                        Portfolio of
                           INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8% (3.2% OF TOTAL INVESTMENTS)

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    4,797,281
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewerage           12/06 at 101.00          A+          9,482,694
                 and Solid Waste Disposal Facilities Revenue Bonds,
                 Anheuser-Busch Companies Inc., Series 1996,
                 5.750%, 12/01/30 (Alternative Minimum Tax)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,461,670
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,595   California Infrastructure Economic Development Bank,                 10/12 at 100.00         Aa3          1,697,096
                 Revenue Bonds, Claremont University Consortium,
                 Series 2003, 5.125%, 10/01/24

        1,740   California Infrastructure Economic Development Bond Bank,             7/15 at 100.00         Aa3          1,861,957
                 Revenue Bonds, Scripps Research Institute, Series 2005A,
                 5.000%, 7/01/24

        5,125   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          5,454,230
                 Series 2001E, 5.000%, 9/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.7% (1.8% OF TOTAL INVESTMENTS)

        9,500   California Pollution Control Financing Authority, Exempt             12/06 at 102.00         AAA          9,933,960
                 Facilities Revenue Bonds, Mobil Oil Corporation,
                 Series 1996, 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.3% (7.5% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          1,893,710
                 California, Cal-Mortgage Insured Revenue Bonds, Sansum-
                 Santa Barbara Medical Foundation Clinic, Series 2002A,
                 5.500%, 4/01/21

          545   California Health Facilities Financing Authority, Insured             1/06 at 101.00         AAA            548,265
                 Health Facility Revenue Refunding Bonds, Catholic
                 Healthcare West, Series 1994A, 4.750%, 7/01/19 -
                 MBIA Insured

        1,365   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,413,376
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        5,000   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,202,500
                 Certificates of Participation Refunding, St. Joseph Health
                 System, Series 1997, 5.125%, 7/01/17

       14,000   California Statewide Community Development Authority,                 7/10 at 101.00          A-         15,724,380
                 Certificates of Participation, Catholic Healthcare West,
                 Series 1999, 6.500%, 7/01/20

                California Statewide Community Development Authority,
                Revenue Bonds, Daughters of Charity Health System,
                Series 2005A:
          545    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            577,825
          690    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+            722,775

        2,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          2,192,300
                 Revenue Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        6,000   Loma Linda, California, Hospital Revenue Refunding Bonds,            12/05 at 100.00         AAA          6,109,560
                 Loma Linda University Medical Center, Series 1993C,
                 5.375%, 12/01/22 - MBIA Insured

        6,000   Madera County, California, Certificates of Participation,             9/05 at 102.00         AAA          6,139,020
                 Valley Children's Hospital Project, Series 1995,
                 5.750%, 3/15/28 - MBIA Insured

        1,050   Stockton, California, Health Facility Revenue Bonds,                 12/07 at 102.00        BBB+          1,108,076
                 Dameron Hospital Association, Series 1997A,
                 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.7% (1.2% OF TOTAL INVESTMENTS)

        1,000   Independent Cities Lease Finance Authority, California,              11/14 at 100.00         N/R          1,050,490
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
                 Park, Series 2004A, 5.950%, 11/15/39

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,           12/10 at 102.00         N/R          5,081,408
                 Monterey Manor Mobile Home Estates Project,
                 Series 2000, 6.400%, 12/15/30


                                       37


                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

$         240   California Housing Finance Agency, Single Family Mortgage            11/05 at 102.00         AAA     $      242,777
                 Bonds, Senior Series 1995A-2, 6.350%, 8/01/15 (Alternative
                 Minimum Tax)

          155   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA            155,375
                 Bonds, Mezzanine Series 1995B-2, 6.250%, 8/01/14
                 (Alternative Minimum Tax) - AMBAC Insured

          930   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA            937,049
                 Bonds, Senior Series 1995B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

        3,560   Puerto Rico Housing Bank and Finance Agency, Affordable              10/05 at 102.00         AAA          3,642,877
                 Housing Mortgage Subsidy Program Single Family Mortgage
                 Revenue Bonds, Series 1995I, 6.250%, 4/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        5,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          5,411,150
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Alternative Minimum Tax) (Mandatory
                 put 12/01/17)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 21.9% (14.5% OF TOTAL INVESTMENTS)

        4,700   California, Various Purpose General Obligation Bonds,                 5/10 at 101.00         AAA          5,176,956
                 Series 2000, 5.625%, 5/01/22 - FGIC Insured

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,152,075
        3,700    5.250%, 2/01/21                                                      8/13 at 100.00           A          4,071,961
        1,000    5.250%, 2/01/22 - CIFG Insured                                       8/13 at 100.00         AAA          1,085,840
        5,000    5.250%, 2/01/22                                                      8/13 at 100.00           A          5,500,100

                California, General Obligation Bonds, Series 2004:
        3,800    5.000%, 2/01/21                                                      2/14 at 100.00           A          4,073,372
        3,700    5.125%, 4/01/25                                                      4/14 at 100.00           A          3,978,906
        1,850    5.200%, 4/01/26                                                      4/14 at 100.00           A          2,016,482

        1,880   Compton Community College District, Los Angeles County,               7/14 at 100.00         AAA          2,089,545
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 7/01/20 - MBIA Insured

                Fontana Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2004:
        1,470    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,634,669
        1,040    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,154,057

        1,520   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,646,130
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/23 -
                 FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,791,463
                 Series 2001A, 5.000%, 9/01/20

        2,425   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          2,612,574
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        6,000   North Orange County Community College District, California,             No Opt. Call         AAA          2,228,280
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,326,302
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
          785    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA            846,379
          825    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            886,017

        5,000   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA          5,953,650
                 Bonds, Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        7,375   Rancho Santiago Community College District, Orange County,            9/15 at 100.00         AAA          7,936,975
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 9/01/27 - FSA Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          615    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            665,018
          895    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            963,199

        1,500   Southwestern Community College District, San Diego County,            8/15 at 102.00         AAA          1,641,360
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/25 - MBIA Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA     $    1,076,770
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

        2,000   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          2,153,180
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

        3,760   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          4,047,978
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.8% (19.2% OF TOTAL INVESTMENTS)

        2,870   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          3,123,392
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.500%, 10/01/23 - RAAI Insured

        7,390   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          8,157,747
                 5.000%, 7/01/15

        3,765   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,151,778
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

                California State Public Works Board, Lease Revenue Bonds,
                Department of Mental Health, Coalinga State Hospital, Series
                2004A:
        4,000    5.500%, 6/01/21                                                      6/14 at 100.00          A-          4,465,640
        2,000    5.500%, 6/01/23                                                      6/14 at 100.00          A-          2,223,420

        1,030   Folsom Cordova Unified School District, Sacramento County,           10/14 at 100.00         AAA          1,107,363
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/25 -
                 FSA Insured

          555   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            601,087
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,405   Indian Wells Redevelopment Agency, California, Tax Allocation         9/13 at 100.00         AAA          1,508,844
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

        3,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,215,100
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease               10/07 at 102.00         AAA          3,679,884
                 Revenue and Refunding Bonds, Civic Center Project,
                 Series 1997A, 5.000%, 10/01/27 - MBIA Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         17,315,430
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,242,880
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        1,250   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          1,344,925
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/25 - MBIA Insured

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
        2,075    5.000%, 8/01/19 - MBIA Insured                                       8/11 at 100.00         Aaa          2,197,301
        3,000    5.000%, 8/01/26 - MBIA Insured                                       8/11 at 100.00         Aaa          3,136,470

        2,580   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,868,341
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,771,227
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          2,510,713
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18 - AMBAC Insured

        1,000   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,037,440
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.500%, 8/15/24

        8,750   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          3,935,313
                 Bonds, Los Medanos Community Development Project,
                 Series 1999, 0.000%, 8/01/23 - AMBAC Insured

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          2,561,520
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 -
                 AGC Insured

          635   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            670,027
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          125   Riverside Public Financing Authority, California, Revenue             2/06 at 100.00         N/R            126,865
                 Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18


                                       39


                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,680   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA     $    1,830,158
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/23 - MBIA Insured

          425   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            449,654
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         10,403,100
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        2,200   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,355,078
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation            No Opt. Call         AAA          4,999,116
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

                Solano County, California, Certificates of Participation,
                Series 2002:
        2,415    5.250%, 11/01/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,640,682
        1,625    5.250%, 11/01/23 - MBIA Insured                                     11/12 at 100.00         AAA          1,776,856

        5,000   West Hollywood, California, Refunding Certificates of                 2/08 at 102.00         AAA          5,239,950
                 Participation, Series 1998, 5.000%, 2/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.3% (12.1% OF TOTAL INVESTMENTS)

       10,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          9,023,385
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,714,336
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        7,500   Los Angeles Harbors Department, California, Revenue Bonds,            8/06 at 101.00         AAA          7,774,575
                 Series 1996, 6.200%, 8/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        2,000   Orange County Transportation Authority, California, Toll Road         8/13 at 100.00         AAA          2,176,880
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/20 - AMBAC Insured

        8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          8,641,360
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       20,000   San Francisco Airports Commission, California, Revenue Bonds,         5/10 at 101.00         AAA         21,770,800
                 San Francisco International Airport, Second Series 2000,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,425,900
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27B, 5.250%, 5/01/18 - FGIC Insured

        3,665   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,925,032
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/18
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 26.0% (17.3% OF TOTAL INVESTMENTS)

       13,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00       A3***         15,259,725
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30 (Pre-refunded to 12/01/09)

        3,000   California Pollution Control Financing Authority, Solid               1/06 at 100.00         Aaa          3,514,920
                 Waste Disposal Revenue Bonds, North County Recycling
                 Center, Series 1991A, 6.750%, 7/01/17

       10,000   California, Various Purpose General Obligation Bonds,                 3/10 at 101.00         AAA         11,185,500
                 Series 2000, 5.750%, 3/01/27 (Pre-refunded to 3/01/10) -
                 MBIA Insured

        1,935   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          2,127,378
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative Minimum Tax)

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,802,001
                 General Obligation Bonds, Series 2001E, 5.000%, 8/01/25 -
                 FGIC Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        2,000    5.625%, 6/01/33 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          2,288,820
        2,500    5.625%, 6/01/38 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          2,861,025

       12,020   Los Angeles Unified School District, California, General              7/08 at 101.00         AAA         12,813,921
                 Obligation Bonds, Series 1998B, 5.000%, 7/01/23
                 (Pre-refunded to 7/01/08) - FGIC Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

$       6,030   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA     $    6,651,090
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded to 7/01/10) - FGIC Insured

        2,270   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,523,831
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/20 (Pre-refunded to 8/01/13) - FSA Insured

       10,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***         11,327,500
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded to 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,413,800
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

                Sweetwater Authority, California, Water Revenue Bonds,
                Series 2002:
        2,800    5.500%, 4/01/19 (Pre-refunded to 4/01/10) - FSA Insured              4/10 at 101.00         AAA          3,115,028
        9,055    5.000%, 4/01/22 (Pre-refunded to 4/01/10) - FSA Insured              4/10 at 101.00         AAA          9,881,540

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista              3/24 at 100.00      N/R***          2,203,660
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded to 3/15/24)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.0% (11.9% OF TOTAL INVESTMENTS)

        2,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          2,207,940
                 Refunding Bonds, Electric Generating System, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

        1,810   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,998,982
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

       10,350   California Pollution Control Financing Authority, Revenue               No Opt. Call          A+         12,343,928
                 Bonds, San Diego Gas and Electric Company, Series 1991A,
                 6.800%, 6/01/15 (Alternative Minimum Tax)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,750
        9,750    5.125%, 5/01/18                                                      5/12 at 101.00          A2         10,505,138

        4,000   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          4,367,040
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,443,750
                 Power System Revenue Refunding Bonds, Series 2001A-2,
                 5.375%, 7/01/20 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,303,152
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        5,225   Los Angeles, California, Sanitation Equipment Charge Revenue          2/11 at 100.00         AAA          5,679,157
                 Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured

        1,025   Los Angeles, California, Sanitation Equipment Charge Revenue          2/14 at 100.00         AAA          1,105,585
                 Bonds, Series 2004A, 5.000%, 2/01/22 - AMBAC Insured

        7,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          7,151,760
                 Bonds, Electric System Project, Series 2001, 6.850%, 9/01/36

        2,630   Pasadena, California, Electric Works Revenue Bonds,                   6/12 at 100.00         AAA          2,873,012
                 Series 2002, 5.250%, 6/01/21 - MBIA Insured

        4,360   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,806,159
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 -
                 FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          3,723,064
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.7% (7.8% OF TOTAL INVESTMENTS)

        1,185   Burbank, California, Wastewater System Revenue Bonds,                 6/14 at 100.00         AAA          1,270,332
                 Series 2004A, 5.000%, 6/01/24 - AMBAC Insured

        2,750   Los Angeles Department of Water and Power, California,                7/14 at 100.00         AAA          3,056,515
                 Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 -
                 MBIA Insured

        5,000   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          5,230,800
                 Series 1998A, 5.000%, 6/01/28 - FGIC Insured

        3,750   Metropolitan Water District of Southern California, Water            10/14 at 100.00         AAA          4,005,150
                 Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 -
                 MBIA Insured

        2,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          2,168,160
                 Series 2001A, 6.250%, 12/01/32


                                       41


                        Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,525   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA     $    2,984,348
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

       17,670   San Francisco City and County Public Utilities Commission,           11/11 at 100.00         AAA         18,985,885
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 - FSA Insured

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA          2,353,242
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,283,584
------------------------------------------------------------------------------------------------------------------------------------
$     523,320   Total Long-Term Investments (cost $511,845,385) - 150.4%                                                555,235,780
===============--------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      5,851,578
                -------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                       (192,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  369,087,358
                ===================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                        Portfolio of
                           INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.7% (5.1% OF TOTAL INVESTMENTS)

$       4,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    4,792,095
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        7,325   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          7,597,856
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        5,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3          5,257,450
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

        8,980   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          9,374,312
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.0% (10.6% OF TOTAL INVESTMENTS)

        8,975   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          9,948,249
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        4,000   California State Public Works Board, Lease Revenue Refunding          3/06 at 102.00         AAA          4,134,720
                 Bonds, Community Colleges Projects, Series 1996B,
                 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          6,906,688
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   California Statewide Community Development Authority,                 4/06 at 101.00         AAA          1,026,470
                 Auxiliary Organization Revenue Certificates of Participation,
                 University Corporation - California State University -
                 Northridge, Series 1996, 6.000%, 4/01/26 - AMBAC Insured

        1,615   University of California, Certificates of Participation,              1/10 at 101.00         Aa2          1,711,738
                 San Diego and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21

        7,500   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00          AA          7,816,125
                 Projects, Series 2000K, 5.300%, 9/01/30

                University of California, Revenue Bonds, Research Facilities,
                Series 2001E:
        2,305    5.000%, 9/01/23 - AMBAC Insured                                      9/09 at 101.00         AAA          2,453,073
        5,150    5.000%, 9/01/24 - AMBAC Insured                                      9/09 at 101.00         AAA          5,480,836

                University of California, Revenue Bonds, Multi-Purpose Projects,
                Series 2002O:
        5,265    5.000%, 9/01/18 - FGIC Insured                                       9/10 at 101.00         AAA          5,697,625
       10,255    5.000%, 9/01/19 - FGIC Insured                                       9/10 at 101.00         AAA         11,097,653


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.6% (3.8% OF TOTAL INVESTMENTS)

        1,750   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          1,893,710
                 California, Cal-Mortgage Insured Revenue Bonds,
                 Sansum-Santa Barbara Medical Foundation Clinic,
                 Series 2002A, 5.500%, 4/01/21

        1,285   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          1,330,540
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/34

        3,790   California Health Facilities Financing Authority, Insured            11/05 at 100.00           A          3,797,277
                 Health Facility Revenue Refunding Bonds, Valley Memorial
                 Hospital, Series 1993A, 6.000%, 5/01/17

        1,225   California State Public Works Board, Revenue Bonds,                  11/14 at 100.00         AAA          1,309,917
                 University of California - Davis Medical Center,
                 Series 2004II-A, 5.000%, 11/01/23 - MBIA Insured

        1,060   California Statewide Community Development Authority,                   No Opt. Call          A3          1,169,996
                 Certificates of Participation, Cedars-Sinai Medical Center,
                 Series 1992, 6.500%, 8/01/12

                California Statewide Community Development Authority,
                Revenue Bonds, Daughters of Charity Health System,
                Series 2005A:
          520    5.250%, 7/01/24                                                      7/15 at 100.00        BBB+            551,320
        1,090    5.250%, 7/01/35                                                      7/15 at 100.00        BBB+          1,141,775

        5,355   California Statewide Community Development Authority,                   No Opt. Call          A+          5,561,542
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 5/31/09)

        3,110   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/05 at 100.00        BBB-          3,121,725
                 University Medical Center, Series 1993A, 6.500%, 12/01/18


                                       43

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.9% (3.9% OF TOTAL INVESTMENTS)

$       3,836   California Housing Finance Agency, Multi-Unit Rental Housing          2/06 at 100.00         Aa3     $    3,845,360
                 Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,043,540
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.100%, 5/15/25 (Mandatory
                 put 5/17/10)

        3,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          3,157,500
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.850%, 12/15/32

        1,000   Independent Cities Lease Finance Authority, California,              11/14 at 100.00         N/R          1,050,490
                 Revenue Bonds, Morgan Hill, Hacienda Valley Mobile
                 Home Park, Series 2004A, 5.950%, 11/15/39

        2,285   Irvine, California, Mobile Home Park Revenue Bonds,                   3/08 at 102.00         N/R          2,386,111
                 Meadows Mobile Home Park, Series 1998A, 5.700%, 3/01/18

        2,420   Oceanside, California, Mobile Home Park Revenue Bonds,                3/08 at 102.00         N/R          2,476,144
                 Laguna Vista Mobile Estates Acquisition Project, Series 1998,
                 5.800%, 3/01/28

        3,040   Riverside County, California, Mobile Home Park Revenue                3/09 at 102.00         N/R          3,115,635
                 Bonds, Bravo Mobile Home Park Project, Series 1999A,
                 5.900%, 3/20/29

        1,740   Stanton, California, Multifamily Housing Revenue Bonds,               8/07 at 102.00         AAA          1,826,269
                 Continental Gardens Apartments, Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory
                 put 8/01/09)

                Yolo County Housing Authority, California, Revenue Refunding
                Bonds, Russell Park Apartments, Series 1992A:
          720    6.900%, 11/01/08                                                    11/05 at 100.00         Aa2            721,692
        1,030    7.000%, 11/01/14                                                    11/05 at 100.00         Aa2          1,031,854


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.0% (0.0% OF TOTAL INVESTMENTS)

           60   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA             60,482
                 Securities Program Single Family Mortgage Revenue Bonds,
                 Series 1989B, 7.600%, 11/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.5% (17.0% OF TOTAL INVESTMENTS)

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,092,926
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

       11,865   California, General Obligation Veterans Welfare Bonds,               12/05 at 100.00         AA-         11,929,427
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        1,500   California, Various Purpose General Obligation Bonds,                 6/10 at 100.00           A          1,625,025
                 Series 2000, 5.500%, 6/01/25

        6,085   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00         AA-          6,301,991
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        2,000   California, General Obligation Refunding Bonds,                       4/12 at 100.00           A          2,184,360
                 Series 2002, 5.250%, 4/01/32

        7,500   California, Various Purpose General Obligation Bonds,                 6/11 at 100.00           A          7,931,100
                 Series 2001, 5.125%, 6/01/22

                California, General Obligation Bonds, Series 2003:
        3,750    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          4,152,075
          500    5.250%, 2/01/33                                                      2/13 at 100.00           A            548,525

        6,300   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          6,866,937
                 5.200%, 4/01/26

        1,615   Compton Unified School District, Los Angeles County,                  9/13 at 100.00         AAA          1,816,310
                 California, General Obligation Bonds, Series 2003A,
                 5.375%, 9/01/19 - MBIA Insured

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00         AAA          1,508,836
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda               8/11 at 100.00         AAA          5,556,479
                 County, California, General Obligation Bonds, Election
                 of 1999, Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,265   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          2,440,198
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 6/01/26 - FSA Insured

        1,170   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,283,396
                 Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

        2,375   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          2,621,026
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/24 - FSA Insured


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Oakland Unified School District, Alameda County, California,
                General Obligation Bonds, Series 2005:
$         745    5.000%, 8/01/25 - MBIA Insured                                       8/15 at 100.00         AAA     $      803,252
          785    5.000%, 8/01/26 - MBIA Insured                                       8/15 at 100.00         AAA            843,059

        6,760   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          7,578,568
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/21 - FSA Insured

        5,055   San Joaquin Delta Community College District, California,             8/15 at 100.00         AAA          5,424,622
                 General Obligation Bonds, Series 2005A, 5.000%,
                 8/01/29 - FSA Insured

        1,500   San Jose Unified School District, Santa Clara County,                 8/15 at 100.00         AAA          1,621,110
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/25 - FGIC Insured

                San Jose-Evergreen Community College District, Santa Clara
                County, California, General Obligation Bonds, Series 2005A:
          585    5.000%, 9/01/25 - MBIA Insured                                       9/15 at 100.00         AAA            632,578
          860    5.000%, 9/01/27 - MBIA Insured                                       9/15 at 100.00         AAA            925,532

        6,865   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          7,434,658
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,390   South Pasadena Unified School District, Los Angeles County,           8/13 at 100.00         AAA          1,508,025
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          4,225,616
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 32.4% (21.7% OF TOTAL INVESTMENTS)

        1,200   Burbank Public Financing Authority, California, Revenue              12/12 at 100.00         AAA          1,287,672
                 Bonds, West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        7,160   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA-          7,903,852
                 5.000%, 7/01/15

        3,070   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,385,381
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        5,115   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          5,726,498
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/20

        2,000   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          2,245,420
                 Department of Corrections, Susanville State Prison,
                 Series 1993D, 5.250%, 6/01/15 - FSA Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          2,192,664
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Area Development Projects 2
                and 3, Series 1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R          1,065,290
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,952,495

        3,065   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          3,462,132
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.500%, 9/01/33 - MBIA Insured

        2,725   Fresno, California, Certificates of Participation, Street            12/05 at 100.00          A+          2,747,645
                 Improvement Project, Series 1991, 6.625%, 12/01/11

          530   Hesperia Community Redevelopment Agency, California,                  9/15 at 100.00         AAA            574,011
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/20 -
                 XLCA Insured

        1,910   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          2,016,654
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

        1,350   Los Angeles Community Redevelopment Agency, California,               3/13 at 100.00        BBB-          1,386,977
                 Subordinate Lien Tax Allocation Bonds, Bunker Hill
                 Redevelopment Project, Series 2004L, 5.100%, 3/01/19

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,647,680
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Bonds, Series 2000A, 5.250%, 7/01/25 -
                 FGIC Insured

        4,850   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          5,326,997
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

        4,000   Los Angeles County Public Works Financing Authority,                 12/15 at 100.00         AAA          4,289,920
                 California, Lease Revenue Bonds, Master Refunding Project,
                 Series 2005A, 5.000%, 12/01/26 - MBIA Insured


                                       45


                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa     $    3,175,624
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20 -
                 MBIA Insured

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA         14,812,918
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,468,807
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

                Redding Redevelopment Agency, California, Tax Allocation
                Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                       9/13 at 100.00         AAA          1,648,125
        1,500    5.000%, 9/01/20 - MBIA Insured                                       9/13 at 100.00         AAA          1,632,990

          600   Rialto Redevelopment Agency, California, Tax Allocation               9/15 at 100.00         AAA            633,096
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,320   Richmond Joint Powers Financing Authority, California,                9/13 at 100.00         AAA          4,697,395
                 Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 -
                 MBIA Insured

          400   Riverside County Public Financing Authority, California,             10/15 at 100.00         AAA            423,204
                 Tax Allocation Bonds, Multiple Projects, Series 2005A,
                 5.000%, 10/01/35 (WI, settling 9/08/05) - XLCA Insured

        3,000   San Francisco Bay Area Rapid Transit District, California,            7/15 at 100.00         AAA          3,250,650
                 Sales Tax Revenue Bonds, Series 2005A, 5.000%, 7/01/24
                 (WI, settling 9/07/05) - MBIA Insured

        2,500   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          2,676,225
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Unified School District, Santa Clara County,                 6/07 at 101.00         AAA          2,109,080
                 California, Certificates of Participation, Series 1999,
                 5.750%, 6/01/24 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange                      9/13 at 100.00         AAA          2,982,598
                 County, California, Tax Allocation Refunding Bonds,
                 South Main Street Redevelopment, Series 2003B,
                 5.000%, 9/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.8% (8.6% OF TOTAL INVESTMENTS)

       11,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          9,453,070
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Orange County Transportation Authority, California,                   8/13 at 100.00         AAA          2,176,880
                 Toll Road Revenue Bonds, 91 Express Lanes Project,
                 Series 2003A, 5.000%, 8/15/20 - AMBAC Insured

        2,685   Sacramento County, California, Airport System Revenue                 7/12 at 100.00         AAA          2,929,040
                 Bonds, Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         21,770,800
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured

                San Francisco Airports Commission, California, Revenue
                Refunding Bonds, San Francisco International Airport, Second
                Series 2002, Issue 28A:
        1,480    5.250%, 5/01/17 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          1,588,588
        3,865    5.250%, 5/01/19 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          4,132,226

        3,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          3,266,790
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28B, 5.250%, 5/01/22 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** - 26.1% (17.4% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
       10,400    6.125%, 12/01/30 (Pre-refunded to 12/01/09)                         12/09 at 101.00       A3***         11,755,640
        7,700    6.250%, 12/01/34 (Pre-refunded to 12/01/09)                         12/09 at 101.00       A3***          8,741,810

        8,000   California Pollution Control Financing Authority, Solid Waste         1/06 at 100.00         Aaa          9,373,120
                 Disposal Revenue Bonds, North County Recycling Center,
                 Series 1991A, 6.750%, 7/01/17

        4,440   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          4,910,507
                 General Obligation Refunding Bonds, Series 2003A,
                 5.000%, 8/01/22 (Pre-refunded to 8/01/13) - MBIA Insured

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         18,691,843
                 Securities Program Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED *** (continued)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2003B:
$       5,000    5.625%, 6/01/33 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa     $    5,722,050
        2,500    5.625%, 6/01/38 (Pre-refunded to 6/01/13)                            6/13 at 100.00         Aaa          2,861,025

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          2,206,000
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded to 7/01/10) - FGIC Insured

        5,200   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA          5,439,044
                 Participation, Series 1996A, 6.000%, 7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          5,517,250
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/32

       13,525   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         16,723,392
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.7% (7.8% OF TOTAL INVESTMENTS)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,750
        9,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          9,697,050

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,303,152
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,500   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          1,532,205
                 Bonds, Electric System Project, Series 2001, 6.500%, 9/01/22

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,308,000
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        1,705   Redlands, California, Certificates of Participation Refunding,        9/05 at 100.00         AAA          1,710,644
                 Capital Improvement Projects, Series 1992, 6.800%, 3/01/07 -
                 AMBAC Insured

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          2,638,757
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 -
                 FSA Insured

                Sacramento Municipal Utility District, California, Electric
                Revenue Bonds, Series 2004T:
        2,500    5.250%, 5/15/22 - FGIC Insured                                       5/14 at 100.00         AAA          2,761,525
        2,500    5.250%, 5/15/23 - FGIC Insured                                         No Opt. Call         AAA          2,757,625

        5,500   Southern California Public Power Authority, Revenue Bonds,              No Opt. Call           A          6,392,925
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

        4,000   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          4,304,120
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.2% (4.1% OF TOTAL INVESTMENTS)

        7,040   California Statewide Community Development Authority,                10/13 at 101.00         AAA          7,737,101
                 Water and Wastewater Revenue Bonds, Pooled Financing
                 Program, Series 2004A, 5.250%, 10/01/24 - FSA Insured

                Goleta Water District, California, Certificates of Participation
                Revenue Bonds, Series 2003:
        1,000    5.250%, 12/01/20 - MBIA Insured                                     12/13 at 100.00         AAA          1,117,570
        1,440    5.250%, 12/01/21 - MBIA Insured                                     12/13 at 100.00         AAA          1,609,301
        1,205    5.250%, 12/01/22 - MBIA Insured                                     12/13 at 100.00         AAA          1,346,672

          500   Norco, California, Certificates of Participation Refunding,          10/08 at 102.00         AAA            531,355
                 Water and Sewerage System Improvement Project,
                 Series 1998, 5.125%, 10/01/28 - AMBAC Insured

        5,375   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,851,332
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured


                                       47

                        Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                           Portfolio of INVESTMENTS August 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Turlock Public Finance Authority, California, Sewerage
                Revenue Bonds, Series 2003A:
$       1,565    5.000%, 9/15/19 - FGIC Insured                                       9/13 at 100.00         AAA     $    1,711,249
        1,650    5.000%, 9/15/20 - FGIC Insured                                       9/13 at 100.00         AAA          1,796,520
------------------------------------------------------------------------------------------------------------------------------------
$     481,641   Total Long-Term Investments (cost $485,005,015) - 149.9%                                                528,600,328
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      9,151,614
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  352,751,942
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES August 31, 2005
                                                                                      CALIFORNIA
                                 CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                      VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                      (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $234,367,818, $284,348,825,
   $179,360,002, $300,343,538,
   $511,845,385, $485,005,015,
   respectively)               $256,285,029      $307,088,007      $198,435,076     $324,196,646      $555,235,780     $528,600,328
Cash                                     --            33,851                --               --           322,365               --
Receivables:
   Interest                       3,299,254         3,952,639         2,331,279        4,672,771         7,081,701        7,540,444
   Investments sold               3,243,724         1,034,184                --        1,056,493         1,074,158       10,185,917
Other assets                          9,182            34,434            15,338           31,956            38,398           49,037
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              262,837,189       312,143,115       200,781,693      329,957,866       563,752,402      546,375,726
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                      875,160                --           257,437          988,583                --        2,947,486
Payable for investments purchased   994,616         1,202,066           771,258        1,260,618         2,164,742        5,241,884
Accrued expenses:
   Management fees                  120,448           164,813           106,714          173,602           294,168          282,083
   Other                             65,141            67,134            39,981           68,452           156,270          106,814
Preferred share dividends payable       N/A            17,035            19,640           20,278            49,864           45,517
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities           2,055,365         1,451,048         1,195,030        2,511,533         2,665,044        8,623,784
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at
   liquidation value                    N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $260,781,824      $204,692,067      $131,586,663     $215,446,333      $369,087,358     $352,751,942
====================================================================================================================================
Common shares outstanding        25,241,808        12,965,742         8,154,681       13,580,232        23,096,654       21,999,728
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by
   Common shares outstanding)  $      10.33      $      15.79      $      16.14     $      15.86      $      15.98     $      16.03
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                   $    252,418      $    129,657      $     81,547     $    135,802      $    230,967     $    219,997
Paid-in surplus                 237,577,056       181,322,481       113,688,343      189,659,207       322,047,029      306,481,101
Undistributed net investment
   income                            44,642           744,084         1,108,793          943,916         2,504,303        1,822,613
Accumulated net realized
   gain (loss)
   from investments                 990,497          (243,337)       (2,367,094)         854,300           914,664          632,918
Net unrealized appreciation
   of investments                21,917,211        22,739,182        19,075,074       23,853,108        43,390,395       43,595,313
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $260,781,824      $204,692,067      $131,586,663     $215,446,333      $369,087,358     $352,751,942
====================================================================================================================================
Authorized shares:
   Common                       250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                            N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

Statement of
   OPERATIONS Year Ended August 31, 2005
                                                                                      CALIFORNIA
                                 CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                      VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                      (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               $13,372,747       $15,054,914       $ 9,936,486      $15,904,690       $27,746,180      $27,082,786
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   1,434,801         1,947,309         1,258,344        2,054,771         3,470,033        3,319,637
Preferred shares - auction fees         N/A           265,000           170,000          280,000           480,000          462,500
Preferred shares - dividend
   disbursing agent fees                N/A            30,000            20,000           20,000            30,000           30,000
Shareholders' servicing agent fees
   and expenses                      43,663            26,388            16,359           24,267            33,242           30,000
Custodian's fees and expenses        63,032            64,354            46,957           71,415           122,952          114,405
Directors' fees and expenses          5,176             6,096             4,246            5,854             9,519            9,533
Professional fees                    15,423            39,628            28,493           21,210            22,692           30,350
Shareholders' reports - printing
   and mailing expenses              22,750            24,350            17,195           20,532            36,072           36,370
Stock exchange listing fees          11,554            10,555            10,555           10,555            10,555           10,619
Investor relations expense           36,065            40,394            24,191           42,554            68,251           67,535
Other expenses                        9,045            24,714            24,829           30,726            34,536           38,598
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                     1,641,509         2,478,788         1,621,169        2,581,884         4,317,852        4,149,547
   Custodian fee credit             (10,924)          (11,756)           (8,807)         (12,964)          (23,412)          (9,553)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      1,630,585         2,467,032         1,612,362        2,568,920         4,294,440        4,139,994
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            11,742,162        12,587,882         8,324,124       13,335,770        23,451,740       22,942,792
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain from investments  992,787            26,124           166,107          835,843         1,329,957          678,309
Change in net unrealized
   appreciation (depreciation)
   of investments                 4,321,472         6,361,946         3,945,711        4,550,382        11,008,345       14,266,825
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain  5,314,259         6,388,070         4,111,818        5,386,225        12,338,302       14,945,134
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income              N/A        (1,569,978)       (1,008,746)      (1,714,541)       (3,020,321)      (2,896,581)
From accumulated net realized
   gains from investments               N/A          (129,312)               --          (86,722)         (130,670)        (116,424)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                         N/A        (1,699,290)       (1,008,746)      (1,801,263)       (3,150,991)      (3,013,005)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations              $17,056,421       $17,276,662       $11,427,196      $16,920,732       $32,639,051      $34,874,921
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                           CHANGES IN NET ASSETS
                                    CALIFORNIA VALUE (NCA)       CALIFORNIA PERFORMANCE PLUS (NCP)     CALIFORNIA OPPORTUNITY (NCO)
                               ------------------------------    ---------------------------------     -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/05           8/31/04           8/31/05          8/31/04           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 11,742,162      $ 12,008,252      $ 12,587,882     $ 12,851,702       $ 8,324,124      $ 8,410,461
Net realized gain from
   investments                      992,787         2,319,697            26,124        2,167,610           166,107          742,324
Change in net unrealized
   appreciation (depreciation)
   of investments                 4,321,472         6,308,476         6,361,946        8,089,622         3,945,711        6,419,737
Distributions to
   Preferred Shareholders:
   From net investment income           N/A               N/A        (1,569,978)        (780,694)       (1,008,746)        (503,354)
   From accumulated net realized
     gains from investments             N/A               N/A          (129,312)             (71)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations        17,056,421        20,636,425        17,276,662       22,328,169        11,427,196       15,069,168
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (11,804,999)      (12,049,077)      (11,669,172)     (12,427,198)       (7,583,854)      (7,763,200)
From accumulated net
   realized gains
   from investments              (2,019,942)       (1,785,958)       (2,222,318)          (2,579)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                 (13,824,941)      (13,835,035)      (13,891,490)     (12,429,777)       (7,583,854)      (7,763,200)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares               3,231,480         6,801,390         3,385,172        9,898,392         3,843,342        7,305,968
Net assets applicable to
   Common shares at the
   beginning of year            257,550,344       250,748,954       201,306,895      191,408,503       127,743,321      120,437,353
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $260,781,824      $257,550,344      $204,692,067     $201,306,895      $131,586,663     $127,743,321
====================================================================================================================================
Undistributed net investment
   income at the end of year   $     44,642      $    107,479      $    744,084     $  1,404,796      $  1,108,793     $  1,403,870
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                           CHANGES IN NET ASSETS (continued)
                                        CALIFORNIA                          CALIFORNIA                         CALIFORNIA
                                  INVESTMENT QUALITY (NQC)              SELECT QUALITY (NVC)               QUALITY INCOME (NUC)
                               ------------------------------      -----------------------------      ------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/05           8/31/04           8/31/05          8/31/04           8/31/05          8/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 13,335,770      $ 13,589,096      $ 23,451,740     $ 24,132,385      $ 22,942,792     $ 23,205,072
Net realized gain from
   investments                      835,843         2,364,123         1,329,957        3,395,405           678,309        2,114,115
Change in net unrealized
   appreciation (depreciation)
   of investments                 4,550,382         7,064,201        11,008,345       14,117,283        14,266,825       13,820,855
Distributions to
   Preferred Shareholders:
   From net investment income    (1,714,541)         (844,306)       (3,020,321)      (1,397,366)       (2,896,581)      (1,484,370)
   From accumulated net realized
     gains from investments         (86,722)         (108,863)         (130,670)        (138,177)         (116,424)         (66,203)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations        16,920,732        22,064,251        32,639,051       40,109,530        34,874,921       37,589,469
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
   COMMON SHAREHOLDERS
From net investment income      (12,548,137)      (13,143,809)      (22,172,610)     (22,364,963)      (21,251,737)     (22,324,260)
From accumulated net
   realized gains
   from investments              (1,435,415)       (1,385,531)       (2,316,774)      (1,699,283)       (1,744,585)      (1,020,300)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                 (13,983,552)      (14,529,340)      (24,489,384)     (24,064,246)      (22,996,322)     (23,344,560)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --                --                --               --                --          348,755
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares    2,937,180         7,534,911         8,149,667       16,045,284        11,878,599       14,593,664
Net assets applicable to
   Common shares at the
   beginning of year            212,509,153       204,974,242       360,937,691      344,892,407       340,873,343      326,279,679
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year          $215,446,333      $212,509,153      $369,087,358     $360,937,691      $352,751,942     $340,873,343
====================================================================================================================================
Undistributed net
   investment income
   at the end of year          $    943,916      $  1,889,978      $  2,504,303     $  4,251,091      $  1,822,613     $  3,033,040
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
   FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Directors of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service of the Board of Directors' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2005, California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC), and California Quality Income (NUC), had outstanding when-issued purchase commitments of $203,457, $245,192, $156,506, $255,626, $443,432, and
$3,606,108, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
  FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                   CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                   VALUE (NCA)           PERFORMANCE PLUS (NCP)      OPPORTUNITY (NCO)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/05      8/31/04       8/31/05      8/31/04      8/31/05      8/31/04
=========================================================================================================
Shares issued to
   shareholders due to
   reinvestment of distributions     --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------
                                   CALIFORNIA                 CALIFORNIA                CALIFORNIA
                            INVESTMENT QUALITY (NQC)      SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
                            ------------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/05      8/31/04       8/31/05      8/31/04      8/31/05      8/31/04
=========================================================================================================
Shares issued to
   shareholders due to
   reinvestment of distributions     --           --            --           --           --       22,300
---------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended August 31, 2005, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Purchases                   $ 9,225,824  $14,011,390   $13,823,476  $14,739,276  $57,564,158  $32,243,908
Sales and maturities         13,706,101   16,666,258    12,791,921   15,739,955   45,643,194   37,076,418
=========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At August 31, 2005, the cost of investments was as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Cost of investments        $234,297,738   $284,067,305   $178,939,494   $299,913,201   $511,834,580   $484,770,828
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2005, were as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $22,011,116    $23,020,702    $19,495,582    $24,286,098    $43,630,304    $43,829,500
   Depreciation                 (23,825)            --             --         (2,653)      (229,104)            --
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments           $21,987,291    $23,020,702    $19,495,582    $24,283,445    $43,401,200    $43,829,500
==================================================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2005, were as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *          $944,832    $1,393,697     $1,327,689     $1,518,418     $4,089,129     $3,305,919
Undistributed net
   ordinary income **            123,279            --             --        102,358         15,117             --
Undistributed net
   long-term capital gains       868,757           312             --        751,942      1,143,768        632,919
==================================================================================================================

* Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2005, paid on September 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
   FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscals year ended August 31, 2005 and August 31, 2004, were designated for purposes of the dividends paid deduction as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
2005                              (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income        $11,661,719    $13,327,648     $8,607,230    $14,342,984    $24,952,005    $24,276,134
Distributions from net
   ordinary income **           143,281             --             --             --        292,603             --
Distributions from net
   long-term
   capital gains              2,019,942      2,351,630             --      1,522,137      2,447,444      1,861,009
==================================================================================================================

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
2004                              (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------

Distributions from net
   tax-exempt income        $12,078,206    $12,806,121     $8,178,868    $13,787,139    $23,664,226    $23,353,732
Distributions from net
   ordinary income **            46,597        398,934         61,570        232,284         57,960        538,127
Distributions from net
   long-term
   capital gains              1,785,958          2,650             --      1,465,179      1,837,461        999,516
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2005, California Opportunity (NCO) had unused capital loss carryforwards of $2,367,094 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $851,972 of the carryforwards will expire in the year 2011 and $1,515,122 will expire in 2012.

California Performance Plus (NCP) elected to defer net realized losses from investments incurred from November 1, 2004 through August 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $243,649 are treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The annual fund-level fee, payable monthly, for each of the Funds (excluding California Value (NCA)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2005, the complex level fee rate was .1896%.

COMPLEX-LEVEL ASSETS (1)                                  COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 3, 2005, to shareholders of record on September 15, 2005, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0385       $.0705        $.0725       $.0695       $.0740       $.0760
=========================================================================================================

                                   Financial
                                         HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:


                                                       Investment Operations                               Less Distributions
                                  ----------------------------------------------------------------  --------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders     Total
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                     $10.20        $ .47        $ .21            $N/A            $N/A    $ .68       $(.47)     $(.08)   $ (.55)
2004                       9.93          .48          .34             N/A             N/A      .82        (.48)      (.07)     (.55)
2003                      10.27          .50         (.32)            N/A             N/A      .18        (.51)      (.01)     (.52)
2002                      10.31          .51         (.03)            N/A             N/A      .48        (.52)        --      (.52)
2001                       9.85          .51          .47             N/A             N/A      .98        (.52)        --      (.52)

CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                      15.53          .97          .49            (.12)           (.01)    1.33        (.90)      (.17)    (1.07)
2004                      14.76          .99          .80            (.06)             --     1.73        (.96)        --      (.96)
2003                      15.32         1.02         (.58)           (.08)             --      .36        (.92)        --      (.92)
2002                      15.32         1.05          .07            (.10)           (.03)     .99        (.89)      (.10)     (.99)
2001                      14.96         1.12          .44            (.25)           (.01)    1.30        (.90)      (.04)     (.94)

CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                      15.67         1.02          .50            (.12)             --     1.40        (.93)        --      (.93)
2004                      14.77         1.03          .88            (.06)             --     1.85        (.95)        --      (.95)
2003                      15.26         1.04         (.55)           (.07)             --      .42        (.91)        --      (.91)
2002                      15.32         1.06           --            (.10)           (.02)     .94        (.91)      (.09)    (1.00)
2001                      14.97         1.14          .48            (.23)           (.03)    1.36        (.92)      (.09)    (1.01)
====================================================================================================================================
                                                          Total Returns
                                                      --------------------
                                                                    Based
                                                                       on
                               Ending                              Common
                               Common                  Based        Share
                                Share      Ending         on          Net
                            Net Asset      Market     Market        Asset
                                Value       Value      Value*       Value*
--------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------
Year Ended 8/31:
2005                           $10.33      $ 9.92      13.33%        6.82%
2004                            10.20        9.27       8.02         8.40
2003                             9.93        9.10      (3.55)        1.73
2002                            10.27        9.95       6.61         4.80
2001                            10.31        9.83      11.41        10.20

CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------
Year Ended 8/31:
2005                            15.79       14.52       9.66         8.89
2004                            15.53       14.26       9.65        12.00
2003                            14.76       13.90      (1.30)        2.30
2002                            15.32       15.00       1.11         6.84
2001                            15.32       15.85       7.88         9.13

CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------
Year Ended 8/31:
2005                            16.14       15.61      15.00         9.19
2004                            15.67       14.45      10.63        12.86
2003                            14.77       13.95      (2.45)        2.73
2002                            15.26       15.22       (.26)        6.51
2001                            15.32       16.30       8.65         9.51
==========================================================================
                                                                  Ratios/Supplemental Data
                           -------------------------------------------------------------------------------------------------
                                                      Before Credit                      After Credit**
                                             -------------------------------    -------------------------------
                                                              Ratio of Net                      Ratio of Net
                                               Ratio of         Investment        Ratio of        Investment
                                Ending         Expenses          Income to        Expenses         Income to
                                   Net       to Average            Average      to Average           Average
                                Assets       Net Assets         Net Assets      Net Assets        Net Assets
                            Applicable       Applicable         Applicable      Applicable        Applicable      Portfolio
                             to Common        to Common          to Common       to Common         to Common       Turnover
                           Shares (000)          Shares++           Shares++        Shares++          Shares++         Rate
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                          $260,782              .63%              4.54%            .63%             4.54%             4%
2004                           257,550              .65               4.70             .65              4.70             28
2003                           250,749              .66               4.84             .66              4.85             24
2002                           259,346              .68               5.06             .68              5.07              4
2001                           260,145              .70               5.14             .69              5.15              7

CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                           204,692             1.23               6.22            1.22              6.23              5
2004                           201,307             1.26               6.48            1.25              6.49             16
2003                           191,409             1.26               6.65            1.25              6.66             30
2002                           198,594             1.28               7.04            1.27              7.05             11
2001                           197,642             1.26               7.57            1.25              7.59             27

CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                           131,587             1.25               6.42            1.25              6.43              7
2004                           127,743             1.28               6.72            1.28              6.73             13
2003                           120,437             1.27               6.74            1.26              6.75             16
2002                           124,425             1.30               7.13            1.29              7.14             11
2001                           124,296             1.30               7.68            1.28              7.69             31
============================================================================================================================
                               Preferred Shares at End of Period
                            ----------------------------------------
                              Aggregate     Liquidation
                                 Amount      and Market        Asset
                            Outstanding           Value     Coverage
                                   (000)      Per Share    Per Share
---------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------
Year Ended 8/31:
2005                           $    N/A          $  N/A     $    N/A
2004                                N/A             N/A          N/A
2003                                N/A             N/A          N/A
2002                                N/A             N/A          N/A
2001                                N/A             N/A          N/A

CALIFORNIA PERFORMANCE PLUS (NCP)
---------------------------------------------------------------------
Year Ended 8/31:
2005                            106,000          25,000       73,276
2004                            106,000          25,000       72,478
2003                            106,000          25,000       70,144
2002                            106,000          25,000       71,838
2001                            106,000          25,000       71,614

CALIFORNIA OPPORTUNITY (NCO)
---------------------------------------------------------------------
Year Ended 8/31:
2005                             68,000          25,000       73,377
2004                             68,000          25,000       71,964
2003                             68,000          25,000       69,278
2002                             68,000          25,000       70,745
2001                             68,000          25,000       70,697
=====================================================================

N/A  Fund is not authorized to issue Preferred shares.
* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  58-59 SPREAD

Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                               Less Distributions
                                  ----------------------------------------------------------------  --------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from                  Net
                      Beginning                                Investment         Capital           Investment    Capital
                         Common                       Net       Income to        Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred       Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                          Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders     Total
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                     $15.65        $ .98        $ .40           $(.13)          $(.01)   $1.24      $ (.92)     $(.11)   $(1.03)
2004                      15.09         1.00          .70            (.06)           (.01)    1.63        (.97)      (.10)    (1.07)
2003                      15.78         1.06         (.71)           (.08)             --      .27        (.94)      (.02)     (.96)
2002                      15.78         1.08         (.02)           (.11)           (.01)     .94        (.92)      (.02)     (.94)
2001                      14.83         1.15          .97            (.25)             --     1.87        (.92)        --      (.92)

CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                      15.63         1.02          .53            (.13)           (.01)    1.41        (.96)      (.10)    (1.06)
2004                      14.93         1.04          .77            (.06)           (.01)    1.74        (.97)      (.07)    (1.04)
2003                      15.53         1.05         (.63)           (.07)             --      .35        (.94)      (.01)     (.95)
2002                      15.63         1.08          .01            (.08)           (.04)     .97        (.91)      (.16)    (1.07)
2001                      14.90         1.18          .72            (.26)             --     1.64        (.91)        --      (.91)

CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                      15.49         1.04          .69            (.13)           (.01)    1.59        (.97)      (.08)    (1.05)
2004                      14.85         1.05          .73            (.07)             --     1.71       (1.02)      (.05)    (1.07)
2003                      15.84         1.08         (.87)           (.07)           (.01)     .13       (1.00)      (.12)    (1.12)
2002                      16.16         1.19         (.35)           (.10)           (.02)     .72        (.96)      (.08)    (1.04)
2001                      15.41         1.21          .75            (.26)             --     1.70        (.94)      (.01)     (.95)
====================================================================================================================================
                                                         Total Returns
                                                     --------------------
                                                                   Based
                                                                      on
                              Ending                              Common
                              Common                  Based        Share
                               Share      Ending         on          Net
                           Net Asset      Market     Market        Asset
                               Value       Value      Value*       Value*
-------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
Year Ended 8/31:
2005                          $15.86     $15.10        9.33%        8.18%
2004                           15.65      14.80        8.94        11.11
2003                           15.09      14.61         .29         1.60
2002                           15.78      15.52        (.55)        6.28
2001                           15.78      16.58       12.54        13.09

CALIFORNIA SELECT QUALITY (NVC)
-------------------------------------------------------------------------
Year Ended 8/31:
2005                           15.98      15.69       13.70         9.33
2004                           15.63      14.81       12.38        11.97
2003                           14.93      14.14       (2.78)        2.24
2002                           15.53      15.51        2.79         6.61
2001                           15.63      16.18       10.70        11.43

CALIFORNIA QUALITY INCOME (NUC)
-------------------------------------------------------------------------
Year Ended 8/31:
2005                           16.03      15.73       12.30        10.57
2004                           15.49      15.00        9.67        11.76
2003                           14.85      14.67       (2.38)         .71
2002                           15.84      16.14        4.15         4.79
2001                           16.16      16.55        8.51        11.44
=========================================================================
                                                                       Ratios/Supplemental Data
                                -------------------------------------------------------------------------------------------------
                                                           Before Credit                      After Credit**
                                                  -------------------------------    -------------------------------
                                                                   Ratio of Net                      Ratio of Net
                                                    Ratio of         Investment        Ratio of        Investment
                                     Ending         Expenses          Income to        Expenses         Income to
                                        Net       to Average            Average      to Average           Average
                                     Assets       Net Assets         Net Assets      Net Assets        Net Assets
                                 Applicable       Applicable         Applicable      Applicable        Applicable      Portfolio
                                  to Common        to Common          to Common       to Common         to Common       Turnover
                                Shares (000)          Shares++           Shares++        Shares++          Shares++         Rate
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
Year Ended 8/31:
2005                               $215,446             1.21%              6.24%           1.20%             6.25%             5%
2004                                212,509             1.22               6.48            1.22              6.49             20
2003                                204,974             1.21               6.73            1.21              6.73             26
2002                                214,261             1.25               7.03            1.23              7.04             11
2001                                213,221             1.25               7.64            1.23              7.65             34

CALIFORNIA SELECT QUALITY (NVC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                369,087             1.19               6.44            1.18              6.44              8
2004                                360,938             1.21               6.78            1.20              6.78             14
2003                                344,892             1.20               6.78            1.20              6.78             20
2002                                358,632             1.23               7.14            1.22              7.15             19
2001                                359,318             1.24               7.81            1.22              7.83             29

CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2005                                352,752             1.20               6.62            1.20              6.63              6
2004                                340,873             1.22               6.89            1.21              6.89             16
2003                                326,280             1.22               6.90            1.21              6.91             46
2002                                347,561             1.23               7.58            1.22              7.59             22
2001                                352,693             1.23               7.77            1.21              7.78             18
=================================================================================================================================
                                     Preferred Shares at End of Period
                                  ----------------------------------------
                                    Aggregate     Liquidation
                                       Amount      and Market        Asset
                                  Outstanding           Value     Coverage
                                         (000)      Per Share    Per Share
---------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
Year Ended 8/31:
2005                                 $112,000         $25,000      $73,091
2004                                  112,000          25,000       72,435
2003                                  112,000          25,000       70,753
2002                                  112,000          25,000       72,826
2001                                  112,000          25,000       72,594

CALIFORNIA SELECT QUALITY (NVC)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                                  192,000          25,000       73,058
2004                                  192,000          25,000       71,997
2003                                  192,000          25,000       69,908
2002                                  192,000          25,000       71,697
2001                                  192,000          25,000       71,786

CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------------------
Year Ended 8/31:
2005                                  185,000          25,000       72,669
2004                                  185,000          25,000       71,064
2003                                  185,000          25,000       69,092
2002                                  185,000          25,000       71,968
2001                                  185,000          25,000       72,661
===========================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  60-61 SPREAD

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             155
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  155
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       155
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                155
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              153
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       62

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                155
9/24/44                                                   Officer (retired, December 2004), Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company; formerly, Vice
Chicago, IL 60606                                         President, Miller-Valentine Realty, a construction company;
                                                          Chair of the Finance Committee and member of the Audit
                                                          Committee of Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; President, Dayton
                                                          Philharmonic Orchestra Association; Board Member,
                                                          Regional Leaders Forum, which promotes cooperation on
                                                          economic development issues; Director and Immediate
                                                          Past Chair, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council, Cleveland Federal
                                                          Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     155
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       155
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board of Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               155
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       63

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               155
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 155
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          155
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  155
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           155
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           155
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         155
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         155
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.


                                       64

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    155
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               155
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             155
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS

At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS

To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including:

preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The closed-end Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursements and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

     3. PROFITABILITY OF ADVISER

     In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

     In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS'
DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/ETF           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0805D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



             Nuveen California Performance Plus Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2005                                         $ 12,820                        $ 0                    $ 434         $ 2,700
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                                         $ 12,197                        $ 0                    $ 413         $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
August 31, 2005                                              $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
August 31, 2004                                              $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2005                                          $ 3,134                  $ 282,575                      $ 0       $ 285,709
August 31, 2004                                          $ 2,913                        $ 0                      $ 0         $ 2,913

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.